UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Tilray Brands, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 PROXY STATEMENT

September 28, 2026
Dear Fellow Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Tilray Brands, Inc. (the “Company”) to be held on Wednesday, November 18, 2026, at 11:00 a.m. EST. The Annual Meeting will be held in a virtual format, via live webcast over the internet.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Our Board of Directors (the “Board”) urges you to read the accompanying Proxy Statement and recommends that you vote “FOR”:
•
The election of each of David Clanachan, Renah Persofsky and Irwin Simon as Class II director nominees, to serve until their respective term expires or until their respective successor is duly elected and qualified, as described herein;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027;
•
Approval of the governance changes to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Charter”) to (i) declassify the Board and provide that all directors will be elected at each annual meeting of stockholders and (ii) eliminate the provision of the Charter that allows stockholders to remove directors only for cause (collectively, the “Governance Proposal”); and

•	Any other business properly brought before the Annual Meeting.
Your vote is important to us. Whether or not you plan to attend the Annual Meeting virtually, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the Internet or, if you have received printed proxy materials, you vote via the Internet, by telephone or by mailing your completed proxy card or voting instruction form.
If you have any questions, or need any assistance in voting your shares, please contact a Tilray representative at 1-844 468 8579 (1-844-INV-TLRY) or by email at Investors@Tilray.com.
WE APPRECIATE YOUR CONTINUED SUPPORT AND REMAIN FOCUSED ON PURSUING OPPORTUNITIES THAT STRENGTHEN TILRAY’S BUSINESS, ADVANCE OUR STRATEGIC PRIORITIES, AND ENHANCE LONG-TERM STOCKHOLDER VALUE.
Thank you for your interest and investment in Tilray Brands, Inc.
Sincerely,

Irwin D. Simon,
Chairman, President, and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
September 28, 2026
The Annual Meeting of Stockholders (the “Annual Meeting”) of Tilray Brands, Inc. (the “Company”) will be held on Wednesday, November 18, 2026, at 11:00 a.m. EST. The Annual Meeting will be held in a virtual format via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TLRY2026. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
The Annual Meeting will take place for the following purposes:
1.
to elect each of David Clanachan, Renah Persofsky and Irwin Simon as Class II director nominees, to serve until their respective term expires or until their respective successor is duly elected and qualified, as described herein;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027;
3.
to approve the governance changes to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Charter”) to (i) declassify the Board and provide that all directors will be elected at each annual meeting of stockholders and (ii) eliminate the provision of the Charter that allows stockholders to remove directors only for cause (collectively, the “Governance Proposal”); and

4.	to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
On or about September 29, 2026, we will mail to our stockholders of record at the close of business on September 24, 2026, the record date for our Annual Meeting, an Important Notice Regarding the Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the year ended May 31, 2026 (the “Annual Report”) on the Internet and also how to vote their shares via the Internet. If you receive a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.
Only stockholders of record at the close of business on September 24, 2026, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements. At the Annual Meeting, you will be provided with the opportunity to ask questions.
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice Regarding the Internet Availability of Proxy Materials or to the question on page 3 of the accompanying Proxy Statement entitled “How do I vote?”
At the direction of the Board,
Mitchell Gendel,
Global General Counsel and Corporate Secretary

 265 Talbot Street West
Leamington, Ontario N8H 4H3, Canada
September 28, 2026
PROXY STATEMENT
Information About the Annual Meeting and Voting
The Annual Meeting – Background
The Annual Meeting of Stockholders (“Annual Meeting”) of Tilray Brands, Inc. (the “Company”) will be held on Wednesday, November 18, 2026, at 11:00 a.m. EST. The Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TLRY2026. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be voted at the Annual Meeting. At the Annual Meeting, stockholders will be asked to elect the Class II nominees as director, ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027, and approve the Governance Proposal.
Our principal executive offices are located at 265 Talbot Street West, Leamington, Ontario N8H 4H3, Canada, and our telephone number is (844) 845-7291. When used in this Proxy Statement, the terms “Tilray,” “we,” “us,” “our,” and “the Company” mean Tilray Brands, Inc. and its businesses and subsidiaries.
The Board is divided into three classes (I, II, and III) of directors.

Name	Current Position	Class	Term Expires
Steven Cohen	Audit Committee and Nominating and Corporate Governance Committee Member; Independent Director	Class III	2027 annual meeting of stockholders
David Clanachan	Nominating and Corporate Governance Committee Member; Independent Director	Class II	2026 annual meeting of stockholders
John M. Herhalt	Chair of the Audit Committee; Independent Director	Class I	2028 annual meeting of stockholders
David Hopkinson	Audit Committee & Compensation Committee Member; Independent Director	Class III	2027 annual meeting of stockholders
Thomas Looney	Chair of the Compensation Committee and Audit Committee Member; Independent Director	Class III	2027 annual meeting of stockholders
Renah Persofsky	Vice-Chair (Lead Director), Chair of the Nominating and Governance Committee and Compensation Committee Member; Independent Director	Class II	2026 annual meeting of stockholders
Irwin D. Simon	Chairman of the Board of Directors; President and Chief Executive Officer	Class II	2026 annual meeting of stockholders

1

The Annual Meeting – Wednesday, November 18, 2026, at 11:00 a.m. EST.
Why am I receiving these materials?
In connection with its solicitation of proxies for use at our Annual Meeting, our Board (i) has made these materials available to you via the Internet or, upon your request, via email, or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. Only stockholders of record at the close of business on September 24, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. On this record date, there were 147,782,141 shares of common stock (the “Common Stock”) outstanding and entitled to vote. As a stockholder of record of our Common Stock at the close of business on the Record Date for our Annual Meeting, you are invited to attend the virtual Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.
Why is the meeting being held virtually this year?
As was the case with our 2025 Annual Meeting of Stockholders, we believe that a virtual meeting will provide expanded stockholder access and participation, as well as improved communications. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TLRY2026 and using the 16-digit control number included on the Important Notice of Internet Availability of Proxy Materials (Notice), on your proxy card, or on your vote instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report for the fiscal year ended May 31, 2026 (the “Annual Report,” and, together with this Proxy Statement, the “Proxy Materials”) available to stockholders electronically via the Internet. Stockholders will be able to access the Proxy Materials on the website referred to in the Notice or request to receive printed copies of the Proxy Materials and a proxy card. Instructions on how to access the Proxy Materials via the Internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe that this electronic process expedites your receipt of the Proxy Materials and reduces the cost and environmental impact of printing Proxy Materials for our Annual Meeting.
On or about September 29, 2026, stockholders of record and beneficial owners of our Common Stock at the close of business on the Record Date will be sent a Notice instructing them as to how to receive their Proxy Materials via the Internet. The Proxy Materials will be available on the Internet as of September 29, 2026.
How can I electronically access the Proxy Materials?
Beginning September 29, 2026, you can access the Proxy Materials and vote your shares online at www.proxyvote.com. The Proxy Materials are also available on our own website (https:www.tilray.com).
How can I obtain a full set of printed Proxy Materials?
If you prefer to receive paper copies of the Proxy Materials and a proxy card, you may still do so. You may request printed materials by (i) calling 800-579-1639; (ii) sending an email to sendmaterial@proxyvote.com; or (iii) logging onto www.proxyvote.com using the credentials provided on your Notice or proxy card.
How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?
A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of stockholders representing the holders of one-third of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting as of the close of business on the Record Date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of the Record Date, we had 147,782,141 shares of our Common Stock outstanding – each entitled to one vote at the Annual Meeting – meaning that 49,260,714 shares of Common Stock must be represented in person or by proxy to have a quorum. Our Common Stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes and proxies received but marked “ABSTAIN” will be counted.

2

What am I voting on?
You are voting on proposals to:
•	elect each of David Clanachan, Renah Persofsky and Irwin Simon as Class II directors, to serve a term of three years expiring at the 2029 Annual Meeting of Stockholders, to our Board;
•	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027;
•
approve the governance changes to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Charter”) to (i) declassify the Board and provide that all directors will be elected at each annual meeting of stockholders and (ii) eliminate the provision of the Charter that allows stockholders to remove directors only for cause (collectively, the “Governance Proposal”); and

•	consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.	FOR the election of David Clanachan, Renah Persofsky and Irwin Simon as Class II director nominees, as described herein;
2.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2027;
3.	FOR the approval of the Governance Proposal.
How do I vote?
You may vote “For” or “Withhold” for the nominees to the Board. For the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and the Governance Proposal, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote by “virtually” attending the Annual Meeting (via the following link: www.virtualshareholdermeeting.com/TLRY2026), vote by proxy through the internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.
•	To vote by “virtually” attending the Annual Meeting, login to the link: www.virtualshareholdermeeting.com/TLRY2026, and follow the instructions provided.
•
To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy cards. Your internet vote must be received by 11:59 PM EST, on November 17, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, these proxy materials along with a vote instruction form are being provided by that organization rather than Tilray. Follow the voting instructions in such vote instruction form to ensure that your vote is counted. To vote by “virtually” attending the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

3

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, through the internet or by “virtually” attending the Annual Meeting, your shares will not be voted at the Annual Meeting.
If you return a signed and dated proxy card or otherwise vote without marking your voting selections, your shares will be voted as recommended by the Board. Specifically, your shares will be voted, as applicable, “For” the election of the nominees for Class II directors, “For” the Governance Proposal, and “For” the ratification of selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for its fiscal year ending May 31, 2027. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.
How can I participate and ask questions at the Annual Meeting?
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the Annual Meeting as they would at an in-person meeting. To vote or submit a question at the Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions are not pertinent to Annual Meeting matters and will not be answered. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.
What if I need assistance with voting or have technical problems regarding the Annual Meeting?
If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Each participant should ensure strong Wi-Fi or other internet connection.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

4

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes of shares of the voting power present or represented by proxy. This means that the nominee receiving the highest number of affirmative “FOR” votes will be elected.	“FOR” “WITHHOLD”	None(1)	No(5)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(3)	Yes(4)
Proposal No. 3: Approval of Governance Proposal	The affirmative vote of the holders of 66 2/3% of the outstanding shares of our common stock entitled to vote generally in an election of directors.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(3)	No(2)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Accordingly, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other agent as to how to vote on matters deemed to be “non-routine,” the broker, bank or other agent cannot vote the shares. These un-voted shares are counted as “broker non-votes” and will have the effect of a vote “against” the proposal.

(3)
Abstentions will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions will have the same effect as a vote “against” the proposal.

(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
(5)	Abstentions, and in the case of the Election of Directors proposal, “broker non-votes” are not counted as votes cast and will have no effect on the vote on this proposal.
What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To change your vote, you may:
•	mail a written notice “revoking” your earlier vote to Broadridge Financial Solutions, Inc. (Broadridge), 51 Mercedes Way, Edgewood, NY 11717;
•	submit to Broadridge a properly completed and signed proxy card with a later date;
•	vote again telephonically or electronically (available until 11:59 p.m. EST on November 17, 2026); or
•	vote in person at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.
If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.

5

Can I vote at the virtual meeting?
Yes. If you are the stockholder of record of the shares, you will have the opportunity to vote in person when you attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/TLRY2026. In order to vote during the Annual Meeting, you will use the 16-digit control number included on the Notice, on your proxy card, or on your vote instruction form provided by your broker, bank or other nominee. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares in person at the virtual Annual Meeting unless you obtain a legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please provide the legal proxy information once you log into the Annual Meeting.
Who will count the votes?
Broadridge has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting.
Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the adjourned or postponed Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.
How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website, https://ir.tilray.com/financial-information/sec-filings.
Who is soliciting my vote pursuant to this Proxy Statement?
Our Board is soliciting your vote.
Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing Proxy Materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. On or about September 29, 2026, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) an Important Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the Internet.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.

6

Cautionary Statement Regarding Forward-Looking and Other Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

7

PROPOSAL 1
ELECTION OF DIRECTORS
Summary
Tilray’s Board is divided into three classes. Each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has seven members and is divided into three classes (I, II, and III) of directors. Each of our directors currently serves until either the 2026 (current), 2027 or 2028 annual meeting of our stockholders and until her or his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. If the Governance Proposal is approved, each of the seven members of the current Board will stand for re-election at the 2027 annual meeting of our stockholders and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, or removal from office. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. All of our Board members, who were then-current members of Tilray’s Board, attended our 2025 Annual Meeting of stockholders.
The Class II directors are all willing and able to stand for election at the Annual Meeting.
Class II Director Nominees for Election for a Three-Year Term Expiring at the 2029 Annual Meeting
The biography of each of Mr. Clanachan, Ms. Persofsky and Mr. Simon as Class II director nominees is listed below and contains information regarding their respective service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the person should serve as a director in light of our business and structure. The Class II director nominees listed below exemplify how our Board values professional experience in business, education, policy and governmental fields as well as strong moral character and diversity in terms of viewpoint as well as age, ethnicity and gender. Our Board believes that each director nominee’s strong background and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and diverse experience in a variety of areas.

8

Renah Persofsky	Independent Director

Director Since: May 2021 Age: 68 Committees: Vice-Chair (Lead Director) and Chair of the Nominating and Governance Committee; Compensation Committee; Independent Director	Other Public Company Boards: Ms. Persofsky is currently a director of Hydrofarm Holdings Group, Inc. Hub Cyber Security Ltd. and Gauzy Ltd.

Executive Highlights:

Renah Persofsky, ICD.D, Vice-Chair (Lead Director) and Chair of the Nominating and Governance Committee, Independent Director. With a career spanning over four decades, Renah Persofsky is a seasoned business leader in various industries. Currently, she is the executive chairman of Green Gruff, a pioneering dog wellness company committed to producing organic and sustainable dog supplements and treats.

In addition to her role at Green Gruff, Ms. Persofsky serves as a member of the board of Hydrofarm Holdings Group, America’s oldest and largest independent wholesaler and manufacturer of hydroponics equipment and grow lights. She also serves as chairman of Hub Cyber Security Ltd., a global provider of cybersecurity and data protection solutions. Ms. Persofsky also serves as a director of Gauzy Ltd., a global leader in vision and light control technologies.

Her extensive experience includes serving as an executive consultant to many brands, including Tim Hortons, Canadian Tire, CIBC, Canada Post, and Interac. She also held an executive officer position at the Bank of Montreal. Ms. Persofsky’s expertise in e-commerce is globally recognized. She has co-chaired the Canadian Minister’s Advisory Committee on Electronic Commerce and served as a special advisor to the Minister of Foreign Affairs and Trade. Her contributions to these roles underscore her commitment to innovation and her vision for a digitally connected world.

Select Skills and Qualifications:
Public company board experience, extensive governance and management experience.

David Clanachan	Independent Director

Director Since: May 2021 Age: 64 Committees: Nominating and Governance Committee Member	Other Public Company Boards: Mr. Clanachan is not a director of any other public company board.

Executive Highlights:

David F. Clanachan is the current Chair of the Board of Directors for SteamWhistle brewery in Canada, while serving as a consultant to a number of food service companies throughout Canada. He was the past Commissioner of the Canadian Premier League, a post he held from 2018 until 2021. Mr. Clanachan was also the Chairman of Restaurant Brands International, Canada until 2018. He was named President and Chief Operating Officer of Tim Hortons from 2014 to 2018, and had more than 35 years of service for that brand. Mr. Clanachan holds a Bachelor of Commerce degree from the University of Windsor. Mr. Clanachan brings to the Board significant experience in consumer products and services, as well as financial, international growth, and general management experience.

Select Skills and Qualifications:
Extensive consumer products and services, financial, international growth, and general management experience.

9

Irwin D. Simon	Chairman, President, and Chief Executive Officer

Director Since: May 2021 Age: 68 Committees: None	Other Public Company Boards: Mr. Simon is currently a director of Stagwell Inc.

Executive Highlights:

Irwin D. Simon is a Canadian American businessman and visionary leader who serves as Chairman and Chief Executive Officer at Tilray Brands, Inc., the world’s leading lifestyle consumer packaged goods company with a diversified portfolio of consumer brands across medical and adult-use cannabis, wellness foods, and beverages including craft beer, spirits, and cannabis drinks. Tilray’s platform operates in over 20 countries and leads across markets as the #1 medical and adult-use cannabis company in Canada by revenue, a leader in medical cannabis across Europe, and 4th largest craft brewer in the United States. Mr. Simon was until August 2024, the Executive Chairman of Whole Earth Brands, Inc., a global industry-leading platform focused on the “better for you” consumer packaged goods and ingredients space. Mr. Simon continues to serve as Lead Director at Stagwell Inc., a digital-first global marketing network that delivers scalable, seamless solutions through a unique combination of culture-moving creativity and leading-edge technology. Mr. Simon also serves on the board of directors at Tulane University and the Board of Trustees at Poly Prep Country Day School.

A transformative entrepreneur for over four decades, Mr. Simon is recognized as a forefather of the organic and natural products industry. In 1993, he founded and served as the Chairman and CEO of The Hain Celestial Group, Inc., a leading organic and natural products company, providing consumers with A Healthier Way of Life™. During his 25-year tenure, he grew Hain Celestial to an over $4 billion business with operations in North America, Europe, Asia and the Middle East.

Select Skills and Qualifications:
Executive and public company board leadership, entrepreneurship, extensive global consumer-packaged goods business and brand development experience, as well as in-depth knowledge of our industry.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR.

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Class I and Class III Directors Continuing in Office Until the 2027 and 2028 Annual Meetings, Respectively

John M. Herhalt	Independent Director

Director Since: May 2021 Age: 69 Committees: Chair of the Audit Committee	Other Public Company Boards: Mr. Herhalt is not a director of any other public company board.

Executive Highlights:

John M. Herhalt is a FCPA (FCA) and a retired partner from KPMG and has over 46 years of experience. He has worked across several industry sectors including automotive manufacturing, consumer products, infrastructure, power and utilities, and the public sector. During his time with KPMG, Mr. Herhalt served as Canada’s national advisory services business leader, national public sector leader, and KPMG International’s global head of infrastructure, government, and health care sectors providing subject matter advice and support to various KPMG member ﬁrms and their clients on a variety of projects in the Americas, Europe, Middle East, and Asia. After retiring from KPMG, Mr. Herhalt has continued to provide management consulting services on a part-time basis and serves as a director on several private boards.

Select Skills and Qualifications:
Extensive accounting, financial, governance, risk management and information systems audits, and global business experience.

Thomas Looney	Independent Director

Director Since: May 2021 Age: 63 Committees: Audit Committee and Chair of the Compensation Committee	Other Public Company Boards: Mr. Looney is not a director of any other public company board.

Executive Highlights:

Tom Looney is the former President of Diageo US Spirits & Canada. In this position Mr. Looney maintained full responsibility for the growth and development of the company’s spirits business in the United States & Canada including brands such as Smirnoff, Crown Royal, Baileys, Johnnie Walker, Captain Morgan, and Ketel One. Mr. Looney was also a member of Diageo’s North American Executive Team. Previously, Mr. Looney held the position of President, Diageo Beer Company overseeing US sales, finance, marketing, and innovation teams.

Select Skills and Qualifications:
Extensive innovation, sales, finance and marketing experience, especially in the beverage alcohol industry, and risk management.

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David Hopkinson	Independent Director

Director Since: May 2021 Age: 55 Committees: Nominating and Governance Committee and Compensation Committee	Other Public Company Boards: Mr. Hopkinson is not a director of any other public company board.

Executive Highlights:

Mr. Hopkinson is an accomplished executive with more than 25 years of diverse sports and entertainment industry experience. David Hopkinson currently serves as Chief Executive Officer of Newcastle United Football Club, where he leads the club’s global business and commercial operations. Previously, Mr. Hopkinson served as the President and Chief Operating Officer at Madison Square Garden Sports Corp. (MSG Sports) from 2020 to 2024, where he was responsible for setting the business strategy and overseeing all aspects of business operations across MSG Sports’ portfolio of assets, which includes the New York Knicks (NBA) and New York Rangers (NHL). Prior to MSG Sports, he served as Global Head of Partnerships for Real Madrid Club de Futbol, one of the world’s top revenue-generating football clubs, where he was responsible for all aspects of global partnerships. Before joining Real Madrid in 2018, Mr. Hopkinson spent over 20 years with Maple Leaf Sports and Entertainment (MLSE) in roles of increasing responsibility. In his last role with the Company, Mr. Hopkinson served as Chief Commercial Officer, where he was responsible for all revenue generation across MLSE’s portfolio of teams, which includes the Toronto Maple Leafs (NHL), Toronto Raptors (NBA) and Toronto FC (MLS). Mr. Hopkinson has served on the Chancellor’s Advisory Committee at McGill University in Montreal, in addition to the Boards of Canada Basketball, Canada’s Walk of Fame, and Women’s College Hospital Foundation in Toronto. In 2013, he was awarded the Queen Elizabeth II Diamond Jubilee Medal in recognition of Service to Canada.

Select Skills and Qualifications:
Extensive operational, management and revenue generation experience.

Steven Cohen	Independent Director

Director Since: December 2024 Age: 63 Committees: Audit Committee Member and Nominating and Corporate Governance Committee Member	Other Public Company Boards: Mr. Cohen is not currently a director of any other public company boards.

Executive Highlights:

Mr. Cohen was previously the Interim Chief Executive Officer of AYR Wellness Inc., from September 2024 until April 4, 2025. He is also an adjunct professor at New York Law School where he teaches courses in corporate law and securities. Mr. Cohen previously served as Chief Administrative Officer and General Counsel of MacAndrews & Forbes Incorporated, and served as a Director of Whole Earth Brands until earlier this year. He also served as Secretary to New York Governor Andrew M. Cuomo, in addition to serving as Counselor and Chief of Staff in the Office of the New York Attorney General under Attorney General Cuomo. In private practice, Mr. Cohen has represented a wide array of corporations and individuals in complex commercial, criminal, and regulatory matters. He previously served as the Chief of the Violent Gangs Unit in the U.S. Attorney’s Office for the Southern District of New York. Mr. Cohen received his B.A. from New York University and his J.D. from the University of Pennsylvania Law School. He is a member of the New York University Board of Trustees and University of Pennsylvania Law School Board of Advisors. He previously served as the NY Trustee of the Gateway Development Corporation and as the Vice Chairman of the Port Authority of NY & NJ.

Select Skills and Qualifications:
Public company board experience, extensive governance and management experience.

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Overview of Board Skills and Qualifications
The following table highlights our current director’s primary qualifications and tenure. This table is intended as a high-level summary and not an exhaustive list of each director’s skills or contributions to the Board.

	Irwin D. Simon	Renah Persofsky	Steven Cohen	David Clanachan	John M. Herhalt	David Hopkinson	Tom Looney
Knowledge, Skills & Experience
Accounting / Financial Reporting			X	X	X
Business Operations	X	X	X	X	X	X	X
Corporate Governance	X	X	X	X	X	X
Environmental / Social / Governance					X
Financial Literacy / Expertise	X	X		X	X		X
Government / Regulatory	X		X		X
Human Capital Management			X		X
Independence		X	X	X	X	X	X
Consumer Packaged Goods	X	X	X	X			X
International Business (outside North America)	X	X	X		X	X
Investor Relations Management	X		X
Mergers & Acquisitions	X	X	X	X	X		X
Public Company Executive Experience	X	X	X	X	X	X	X
Recent Public Company Board Experience	X	X	X	X		X
Risk Management	X		X	X	X		X
Technology / Cybersecurity		X		X	X
Board Tenure
Years	5	5	2	5	5	5	5

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE
Overview
To guide the operation and direction of the Board and its committees, our Board has established charters for its standing committees and our Code of Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the Nasdaq Global Select Market, the rules and regulations of the SEC and other legal requirements. These materials are available on our website – https://ir.tilray.com/corporate-governance/governance-overview.
These materials are also available in print free of charge to stockholders, upon written request to Tilray Brands, Inc., Investor Relations, 265 Talbot Street West, Leamington, Ontario N8H 4H3, Canada. Our Board believes that good corporate governance is fundamental to the overall success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the Nasdaq Global Select Market, the rules and regulations of the SEC, and the rules and regulations under the Internal Revenue Code of 1986, as amended (the “Code”), as well as best practices suggested by recognized governance authorities, and makes modifications to our corporate governance practices that it determines are warranted.
Board Composition
The Board is committed to fostering a board of directors with diverse perspectives, backgrounds, and experiences, with 14.3% of our directors being female. The Board Membership Criteria section of the Company’s Corporate Governance Guidelines affirms that a range of experience and expertise, and professional, industry or business backgrounds are among the elements to be considered in evaluating director candidates, alongside the key skills and attributes necessary for effective director service. The Nominating and Corporate Governance Committee is committed to enhancing the Board’s diversity profile at such time as it evaluates any newly nominated directors. For additional information regarding the evaluation of our director candidates and their specific experience and qualifications, see the ‘Nominating and Corporate Governance Committee’ discussion on page 19 of this Proxy Statement.
Independence of The Board of Directors
As required under the Nasdaq Global Select Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent”, as affirmatively determined by the board of directors. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in the applicable Nasdaq Global Select Market listing standards (including as independent is currently defined in Rule 4505(d)(2) of those listing standards).
Consistent with these considerations, after review of all identified relevant transactions or relationships between each director, or any of his or her family members, and Company, its senior managements and its independent registered public accounting firm, our Board has determined that each of Ms. Renah Persofsky, Mr. Steven Cohen, Mr. David Clanachan, Mr. John M. Herhalt, Mr. David Hopkinson and Mr. Tom Looney is independent under the listing rules of the Nasdaq Global Select Market.
Our Board has also determined that Mr. Simon is not independent under the listing rules of the Nasdaq Global Select Market.
Board Leadership Structure
Our Board is currently chaired by our President and Chief Executive Officer, Mr. Simon.
The Company believes that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Board Chair has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Board Chair provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. In addition, the Board believes

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that it is best served by having a separate independent director (currently Ms. Persofsky) serve as the Company’s Vice Chair to facilitate strong communication and coordination between management and the independent members of the Board.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken, and to consider and oversee emerging areas of risk, such as environmental risk exposures. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
With respect to cybersecurity risk oversight, our Board and our Audit Committee receive periodic reports from the appropriate managers on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. In addition to these periodic reports, our Board and our Audit Committee receive updates from management as to changes to the Company’s cybersecurity risk profile or significant newly identified risks.
Communications with the Board
Stockholders and other interested parties who wish to communicate directly with any member of our Board, or our non-management directors as a group, may do so by writing to the Board or Non-Management Directors. Historically, the Company has not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been very good. The Board has authorized the office of our Legal Department to address any shareholder inquiries and respond to any complaints. For any complaints, the Legal Department will collect the applicable information and investigate the matter as appropriate based on the nature of the matter. The Legal Department is required to promptly forward a copy of each complaint to the Audit Committee. Pursuant to the Code of Conduct, the Legal Department also has the ability to bring the complaint to the attention of the Company’s full Board, Chief Executive Officer, Chief Financial Officer or any other party that the Legal Department deems necessary or appropriate. The Legal Department has the ability to investigate any such complaints and can hire outside advisors such as lawyers, accountants and auditors to conduct procedures under the direction of the Audit Committee.
The Board values the input of the stockholders who engaged with us on these important matters, and believes that the changes enhance stockholder rights, provide increased accountability of the Company and our Board to our stockholders, and give us an opportunity to further demonstrate our values and commitment to advancing diversity, equity and inclusion.
Related Party Transactions
Except as outlined below in the next paragraph, there were no transactions for the fiscal year ended May 31, 2026, in which Tilray was a participant, in which:
•	the amount involved, exceeded or will exceed $120,000; and
•
any directors, executive officers or holders of more than 5% of capital stock of Tilray, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

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In Fiscal Year 2026, the Company also has the following related party employment arrangements. Benjamin Persofsky (son of Director, Renah Persofsky) is employed as Senior Legal Counsel in the Company’s legal department. Garrett Simon (son of Irwin Simon) is employed in the Company’s beverage marketing group. In Fiscal Year 2026, (i) Mr. Persofsky earned total compensation equal to approximately $130,000 and (ii) Mr. Simon earned total compensation equal to approximately $127,000. Their respective compensation amounts are commensurate with that of similarly situated employees at other companies. The Company’s Board of Directors, through its Audit Committee, reviewed and approved these related party transactions.
Related-Person Transactions Policy
In July 2018, Tilray adopted a formal written policy that Tilray’s executive officers, directors, key employees, holders of more than 5% of any class of Tilray’s voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related-party transaction with Tilray without the prior consent of Tilray’s Audit Committee, or other independent body of Tilray’s Board in the event it is inappropriate for Tilray’s Audit Committee to review such transaction due to a conflict of interest. Any request for Tilray to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be required to first be presented to Tilray’s Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, Tilray’s Audit Committee will consider the relevant facts and circumstances available and deemed relevant to Tilray’s Audit Committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.
Code of Conduct
We maintain a Code of Conduct, which has been approved by our Board, to ensure that our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on our website - https://ir.tilray.com/corporate-governance/governance-overview.
A stockholder may request a copy of the Code of Conduct by contacting our Corporate Secretary at 265 Talbot Street West, Leamington, Ontario N8H 4H3, Canada.
Any waivers or substantive amendments of the Code of Conduct will be publicly disclosed in an appropriate filing.

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MEETINGS AND BOARD COMMITTEES
Board Meetings and Director Attendance
The Board met nine (9) times in the 12-months ended May 31, 2026. In Fiscal Year 2026, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of our Board on which the director served (during the periods that he or she served).
Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the full Board will meet at least four times per year. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting of Stockholders.
In addition, non-employee directors frequently meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. The Company’s Vice Chair has the primary responsibility to preside over these sessions of the Board. The current Vice Chair is Renah Persofsky.
Committees of the Board
Our Board currently has standing Audit, Compensation and Nominating and Corporate Governance Committees. All of the members of these committees meet the applicable independence requirements of the Nasdaq Global Select Market and the SEC. Our Board has the ability to establish special committees, if necessary.
Each of our standing committees is governed by a written charter, which is subject to annual review by each respective committee and approval by the Board. Committee charters are available on our website https://ir.tilray.com/corporate-governance/governance-overview.
Board Committee Membership
As of May 31, 2026, our committee membership was as follows:

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Steven Cohen	*		*
David Clanachan			*
John M. Herhalt	+
David Hopkinson	*	*
Tom Looney	*	+
Renah Persofsky++		*	+
Irwin D. Simon ♦

*	Committee Member
+	Committee Chair
++	Vice Chair (Lead Director)
♦	Chairman of the Board
Audit Committee
Our Audit Committee met four (4) times in the 12 months ended May 31, 2026. Our Audit Committee currently consists of Messrs. Cohen, Herhalt, Hopkinson and Looney, with Mr. Herhalt serving as the Chair. Our Board has determined each member of our Audit Committee to be independent under the listing standards and Rule 10A-3(b)(1) of the Exchange Act. Our Board has determined that John Herhalt is an “Audit Committee financial expert” within the meaning of SEC regulations and has the requisite financial expertise required under the applicable requirements of the Nasdaq Global Select Market. In arriving at this determination, the Board has examined each Audit Committee member’s scope of experience and the nature of their current and prior employment. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.

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The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of our Audit Committee include:
•
evaluating and retaining a qualified firm to serve as the independent registered public accounting firm to audit our financial statements and continuing to evaluate their performance and qualifications in accordance with the Audit Committee charter;

•	helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing the results of the Company’s annual and quarterly audits and review of the Company’s financial statements, as appropriate, as well as the Company’s accounting principles and practices;
•	reviewing our policies on financial risk assessment and risk management;
•	reviewing and approving or ratifying related-party transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes their internal quality-control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law;

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm;
•
overseeing the Company’s internal audit function, including reviewing the scope, effectiveness and results of internal audit activities, and monitoring management’s responses to audit findings and recommendations;

•
overseeing the Company’s system of internal control over financial reporting and disclosure controls and procedures, including management’s assessment of the effectiveness of such controls and remediation efforts relating to any identified control deficiencies or material weaknesses.

The Audit Committee Report can be found on page 56 of this Proxy Statement.
Compensation Committee
Our Compensation Committee met five (5) times in the 12-months ended May 31, 2026. Our Compensation Committee is comprised of Mr. Hopkinson, Ms. Persofsky and Mr. Looney, with Mr. Looney serving as chair. We have affirmatively determined that each member of the Compensation Committee qualifies as independent under the Nasdaq Global Select Market rules, including the additional independence standards for members of a Compensation Committee, and that each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.
The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board to oversee our compensation policies, plans and programs and to review and determine the level of compensation to be paid to our executive officers and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:
•	reviewing and approving, or recommending to our Board for approval the compensation of our executive officers;
•	reviewing and approving, or recommending to our Board for approval the terms of compensatory arrangements with our executive officers;

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•	administering our stock and equity incentive plans;
•	selecting compensation advisors and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;
•
reviewing and approving, or recommending to our Board for approval of the incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;

•	reviewing and establishing general policies relating to compensation and benefits of our employees; and
•	reviewing our overall compensation philosophy.
Compensation Committee Process and Procedures
Typically, the Compensation Committee meets at least semiannually and with greater frequency if necessary and appropriate. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management.
From time to time, various members of management and other employees as well as external advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in-camera, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company.
In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation advisors and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties, including the authority to approve the compensation and other terms and conditions of retention for the Company’s executives. The Compensation Committee engaged Korn Ferry to provide current benchmarking analysis and to advise it on proposed compensation arrangements.
The Compensation Committee Report can be found on page 39 of this Proxy Statement.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee met four (4) times in the 12 months ended May 31, 2026. Our Nominating and Corporate Governance Committee is comprised of Mr. Cohen, Ms. Persofsky and Mr. Clanachan, with Ms. Persofsky serving as Chair. We have affirmatively determined that each member of the Nominating and Corporate Governance Committee qualifies as independent under the Nasdaq Global Select Market rules. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.
Specific responsibilities of our Nominating and Corporate Governance Committee include:
•	reviewing periodically and evaluating director performance on our Board and its applicable committees and recommending to our Board and management areas for improvement;
•	interviewing, evaluating, nominating and recommending individuals for membership on our Board;
•	reviewing developments in corporate governance practices;
•	overseeing and reviewing our processes and procedures to provide information to our Board and its committees;
•	reviewing and recommending to our Board any amendments to our corporate governance policies; and
•	reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance Committee and the adequacy of its charter.
The Board believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest

19

personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Board retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee, if it deems appropriate, will use a professional search firm to compile a list of potential candidates. The Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq Global Select Market listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 265 Talbot Street West, Leamington, Ontario N8H 4H3, Canada. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. See the section of this Proxy Statement captioned “Stockholder Proposals and Direction Nominees” for additional information.
Compensation Committee Interlocks and Insider Participation
There were no Compensation Committee interlocks in respect of the fiscal year ended May 31, 2026.

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DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our non-employee directors are entitled to receive compensation for their service consisting of annual cash retainers and equity awards, as described below. Our Board may revise the policy as it deems necessary or appropriate.
Cash Compensation. All non-employee directors are entitled to receive the following annual cash compensation:

Board of Directors	$140,000
Chair of committee:
Audit	$20,000
Compensation	$20,000
Nominating and Corporate Governance	$20,000
Lead Independent Director:	$90,000

Equity Compensation. On an annual basis, each director is granted an annual restricted stock unit (RSU) award for Common Stock with a total value of $250,000, subject to 100% “cliff” vesting on the earlier of the (i) one (1) year anniversary of such grant date or (ii) next annual stockholder meeting, assuming continued Board service for such period. The Fiscal Year 2026 annual award was granted to each non-employee director on July 29, 2025.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2026
The following table sets forth information regarding compensation earned by or paid to our non-employee directors during Fiscal Year 2026 (as hereinafter defined).

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Steven Cohen	140,000	250,000	390,000
David F. Clanachan	140,000	250,000	390,000
John M. Herhalt	160,000	250,000	410,000
David Hopkinson	140,000	250,000	390,000
Thomas Looney	160,000	250,000	410,000
Renah Persofsky	250,000	250,000	500,000

Name	Number of shares Subject to Outstanding Options as of May 31, 2026	Number of shares Underlying RSUs as of May 31, 2026
Steven Cohen	—	43,104
David F. Clanachan	—	43,104
John M. Herhalt	—	47,625
David Hopkinson	—	47,381
Thomas Looney	—	47,625
Renah Persofsky	__	49,061

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CERTAIN BENEFICIAL OWNERSHIP MATTERS
Security Ownership of Principal Stockholders
The following table sets forth information with respect to the beneficial ownership of our capital stock as of the record date for the Annual Meeting, September 24, 2026, by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The percentage of shares beneficially owned shown in the table is based on 147,782,141 shares of Common Stock outstanding as of September 24, 2026 (which reflect the 1-for-10 reverse stock split that was effective December 1, 2025 (the “Reverse Stock Split”)), each share of which is entitled to one vote at the Annual Meeting. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including stock options or warrants that are exercisable within 60 days of September 24, 2026 or RSUs that will vest within 60 days of September 24, 2026. Our shares of Common Stock issuable pursuant to stock options, warrants or RSUs are deemed outstanding for computing the percentage of the person holding such options and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Tilray Brands, Inc., 265 Talbot Street West, Leamington, Ontario N8H 4H3, Canada. All share numbers and RSU’s have been adjusted to reflect the Reverse Stock Split.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent
Greater than 5% stockholders:	N/A	N/A
Directors and Named Executive Officers:
Irwin D. Simon(1)	1,309,031	*
Renah Persofsky(2)	33,368	*
Steven Cohen(3)	55,542	*
David Clanachan(4)	38,647	*
John M. Herhalt(5)	38,952	*
David Hopkinson(6)	43,104	*
Tom Looney(7)	78,546	*
Carl Merton(8)	215,556	*
Denise Faltischek(9)	225,047	*
Mitchell Gendel(10)	200,225	*
Roger Savell(11)	108,732	*
All current executive officers and directors as a group (11 individuals)	2,346,750	1.60%

*	Represents less than one percent of the outstanding Common Stock.
(1)	Represents shares of Common Stock held directly by Mr. Simon and excludes unvested RSUs.
(2)	Represents shares of Common Stock held directly by Ms. Persofsky and excludes unvested RSUs.
(3)	Represents shares of Common Stock held directly by Mr. Cohen and excludes unvested RSUs.

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(4)	Represents shares of Common Stock held directly by Mr. Clanachan and excludes unvested RSUs.
(5)	Represents shares of Common Stock held directly by Mr. Herhalt and excludes unvested RSUs.
(6)	Represents shares of Common Stock directly held by M. Hopkinson and excludes unvested RSUs.
(7)	Represents shares of Common Stock held directly by Mr. Looney and excludes unvested RSUs.
(8)	Represents shares of Common Stock held directly by Mr. Merton and excludes unvested RSUs.
(9)	Represents shares of Common Stock held directly by Ms. Faltischek and excludes unvested RSUs.
(10)	Represents shares of Common Stock held directly by Mr. Gendel and excludes unvested RSUs.
(11)	Represents shares of Common Stock held directly by Mr. Savell and excludes unvested RSUs.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our Common Stock to file with the SEC reports of their ownership of our Common Stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied in Fiscal Year 2026. In making this statement, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC.

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COMPENSATION DISCUSSION & ANALYSIS
This compensation discussion and analysis (“CD&A”) describes our executive compensation philosophy and objectives and the decisions of the Compensation Committee from June 1, 2025, through May 31, 2026 (the “Fiscal Year 2026”). The purpose of the CD&A is to provide stockholders with an understanding of the Company’s compensation philosophy and objectives as well as an overview of the analysis that the Compensation Committee performed in setting Tilray’s executive compensation.
Executive Summary: Compensation Program and FY 2026 Retention Awards
The Compensation Committee of our Board has primary responsibility for establishing our executive compensation philosophy and determining the specific components and levels of each NEO’s compensation. Our compensation program is designed to provide our NEOs with meaningful incentives and rewards, aligning our NEO’s interests with the short-term and long-term interests of our stockholders, and enhancing our ability to attract and retain talented executives in a competitive market.
Our compensation approach is tied to incentivizing performance that achieves our key strategic initiatives. In particular, performance goals are set with the objectives of rewarding performance that leads to long-term, sustainable growth through increased revenue and profitability (adjusted EBITDA); completing accretive and strategic acquisitions that serve to diversify our revenue base, supplement our existing capabilities or open up new markets and product categories; and strengthening the balance sheet through ongoing debt reduction. We have created a compensation program that combines short-term and long-term components, cash, equity, fixed compensation and performance-based contingent payments and that we believe achieves the following four guiding principles:
•	enhance stockholder value by aligning the financial interests of our NEOs with those of our stockholders;
•	enable us to attract, motivate and retain the people needed to support our long-term goal of being an industry leader;
•	integrate compensation closely with the achievement of our business and performance objectives; and
•	reward the individual performance that contributes to our short-term and long-term successes.
An important element of our compensation philosophy is to provide our NEOs with compensation packages that are competitive with the compensation offered to executives in comparable positions in cannabis, biotech/pharmaceuticals, and consumer-packaged goods companies of similar size and operating in similar geographies in order to attract dynamic and innovative executives to lead our strategic initiatives. As such, the Compensation Committee utilizes and relies significantly on a competitive market analysis when determining the size, components and mix of our NEOs’ compensation packages. The Company’s annual compensation package consists of the following principal components: (a) base salary, (b) eligibility for an annual cash incentive payment and (c) long-term equity incentive compensation.
The Compensation Committee reviews and approves all compensation decisions relating to our executives, including our NEOs, and oversees and administers our executive compensation programs and initiatives. Our compensation program is designed to attract and retain talented employees, to motivate them to achieve our key financial, operational, and strategic goals, and to reward them for superior performance.
Objectives of Fiscal Year 2026 Compensation Program
•	a program structured to attract, motivate and retain a highly qualified executive management team;
•
linking executive compensation to key corporate objectives, including profitable revenue growth and the continued strengthening of our balance sheet, as well as to define individual management objectives established by the Compensation Committee;

•	compensate competitively with the practices of similarly staged companies; and
•	create management incentives designed to enhance stockholder value.

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Partial Achievement of 2026 Performance Targets; $0 in Annual STIP Bonus Awards
The Company did not fully achieve the financial metrics required for payment of annual incentive awards in Fiscal Year 2026. As a result, the Board did not approve or award any annual incentive payments ($0) to the Company’s executive officers in respect of Fiscal Year 2026. However, the Board recognized that management did achieve and accomplish several important objectives in FY 2026, including:
•	continued to strengthen the Company’s balance sheet by significantly reducing the outstanding balance of bank debt as well as the principal balance of convertible notes;
•	drove meaningful revenue growth and improved operating performance in key business units, especially in international markets outside of North America;
•	developed and launched a range of product innovations and improved production efficiencies;
•
negotiated and executed a strategic commercial sales, marketing and production arrangement with Carlsberg Group to grow revenues and improve the Company’s capacity utilization levels at Tilray-owned breweries in the U.S.;

•	implemented strategic initiatives to expand production and sales of cannabis in Europe and other geographic regions;
•	successfully resolved several material, legacy litigation claims through dismissal orders and settlements at less than 10% of potential exposure; and
•	completed and initiated the integration of the BrewDog acquisition in multiple countries.
Retention Awards in Fiscal Year 2026
In Fiscal Year 2026, the Board determined to ensure continued retention and incentivization of NEOs through retention bonus payments (the “FY 2026 Retention Awards”). The FY 2026 Retention Awards required each NEO’s continued employment for the one (1) year period following the payment date of the retention bonus. If an NEO terminated employment without “good reason” or is terminated by the Company for cause prior to the end of the one-year period, then such NEO must repay to the Company a pro-rated portion of the retention payment based on the number of days not employed by the Company during such one-year period. These FY 2026 Retention Awards were paid in August 2025 and are disclosed in the Summary Compensation Table in respect of Fiscal Year 2026.
Summary of Executive Compensation Philosophy and Objectives

What We Do		What We Don’t Do
✔	Pay for Performance – majority of compensation “at risk”	✘	Permit short sales by directors, officers or employees
✔	Reasonable post-employment and change in control provisions	✘	Allow hedging or pledging of Company stock
✔	Stock ownership guidelines	✘	Offer change in control tax gross-ups
✔	Use of multiple performance metrics	✘	Permit repricing of underwater options without stockholder approval
✔	Retention awards requiring repayment on resignation, and clawback policy for equity incentive awards and cash bonuses in the event of restatement of financial results	✘	Offer unreasonable perquisites
		✘	Provide single trigger cash severance based solely on a change in control of the Company

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Identification of Named Executive Officers
Our named executive officers (“NEOs”), consist of all persons who served as (i) our Chief Executive Officer or Chief Financial Officer during Fiscal Year 2026; and (ii) the next three most highly compensated executive officers who were serving as of May 31, 2026:

Tilray Named Executive Officers as of May 31, 2026
Name	Position	Age
Irwin Simon	President, Chief Executive Officer and Chairman of the Board (“CEO”)	68
Carl Merton	Chief Financial Officer	57
Denise Faltischek	Chief Strategy Officer and Head of M&A	53
Mitchell Gendel	Global General Counsel and Corporate Secretary	61
Roger Savell	Chief Administrative Officer	64

Mr. Simon is Chairman, President and Chief Executive Officer at Tilray. Mr. Simon is an executive with over 30 years of experience building industry-leading, disruptive consumer packaged goods companies from organic and natural foods, dietary supplements, personal care, and cannabis. Before Tilray, Mr. Simon transformed Aphria Inc. into a successful global cannabis company with leading market share brands. Mr. Simon founded The Hain Celestial Group, Inc. (NASDAQ: HAIN), a leading organic and natural products company, in 1993. As Founder, President, Chief Executive Officer, and Chairman, he led Hain Celestial for more than 25 years and grew the business to $3 billion in net sales with operations in North America, Europe, Asia, and the Middle East, providing consumers with A Healthier Way of Life™. Mr. Simon was previously the Executive Chairman of Whole Earth Brands, Inc. (NASDAQ: FREE), a global industry-leading platform focused on the “better for you” consumer packaged goods and ingredients space, until August 2024. Mr. Simon continues to serve as the Presiding Director at Stagwell Inc., a provider of marketing, activation and communications solutions and services.
Mr. Merton joined Tilray in May 2021 and currently serves as Chief Financial Officer. Prior to joining Tilray, Mr. Merton served as Chief Financial Officer of Aphria Inc., from December 2015 until April 2021, where he led in transforming the company into a global cannabis leader. Prior to serving as Aphria Inc’s Chief Financial Officer, Carl served as Vice-President, Special Projects at Atlas Tube Canada ULC and Chief Financial Officer of Reko International Group Inc., a publicly-held company.
Ms. Faltischek joined Tilray in May 2021 as Chief Strategy Officer and Head of International. As of June 2025, she serves as Chief Strategy Officer and Head of M&A. Prior to joining Tilray, Ms. Faltischek served as Chief Strategy Officer of Aphria Inc., from September 2019 until May 2021, where she led the Company’s global strategy and played a pivotal role in establishing Aphria as a global cannabis leader and oversaw the medical and international businesses. From July 2005 until August 2019, Ms. Faltischek served in numerous roles of increasing responsibility within The Hain Celestial Group, Inc. (NASDAQ: HAIN), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. From April 2018 until August 2019, she served as Executive Vice President and Chief Strategy Officer, Corporate Secretary and prior to that as General Counsel from October 2009 until April 2018.
Mr. Gendel joined Tilray in July 2021, as Global General Counsel and Corporate Secretary. Prior to joining Tilray, Mr. Gendel served as General Counsel of Emerald Holding, Inc, from April 2020 until July 2021. At Emerald, he was responsible for all legal affairs including corporate governance, mergers and acquisitions, securities and compliance and litigation matters. Mr. Gendel also served as Chief Restructuring Officer of Steel Partners LLP, from November 2019 until June 2020. From 2004 through August 2019, Mr. Gendel was General Counsel of MDC Partners, Inc., a global, publicly-held advertising and communications company.
Mr. Savell joined Tilray in March 2022 as Chief Administrative Officer. Prior to joining Tilray, Mr. Savell was employed by Ernst & Young for thirty-nine years in multiple executive roles. He most recently served as an Audit Partner managing corporate governance, Sarbanes-Oxley, accounting, and auditing issues, for a variety of public and private companies on behalf of Ernst & Young.

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Engagement of Independent Compensation Consultant
In respect of compensation amounts for Fiscal Year 2026, the Compensation Committee consulted with an independent compensation consultant, Korn Ferry that provided advisory services. During the Fiscal Year 2026 engagement, Korn Ferry conducted a peer group review along with a subsequent analysis of executive base salaries, bonuses, and equity awards. This comprehensive market review also included relevant compensation survey data. Director pay levels were among the items reviewed by Korn Ferry. The Compensation Committee assessed the independence of Korn Ferry prior to its engagement and determined that its work for the Compensation Committee would not raise any conflict of interest.
Peer Group Composition
The Compensation Committee’s review and determination of the applicable peer group appropriately balanced the following four relevant spectrums:
1.
Industry: Focus was given to companies in the cannabis industry as this best represents the main customer, labor and capital markets in which Tilray competes; however, given Tilray is larger than other cannabis companies, it was important to assess other industries as well.

•	Broader biotechnology / pharmaceuticals companies were included because they are similar to Tilray’s medical cannabis business in many respects.
•
Companies in the consumer-packaged goods industry were also considered due to Tilray’s consumer-product based business model, and Tilray’s expansion of products and services in the brewery and distillery industry.

•
Because the Company’s operations span multiple industries, the Committee also believes that a consistent approach across the breadth of the Company’s operations with respect to features of our overall executive compensation structure is best achieved by reference to a group of general industry peers that is broader than the cannabis, biotechnology, and consumer-packaged goods industry peers.

2.	Size: Company size is a strong indicator of organizational complexity and drives scope of accountability.
•
Given the anticipated growth of Tilray following the Business Combination and the cannabis sector overall, a wider financial lens was applied by Korn Ferry, and revenue was the primary indicator of size. Total assets and market capitalization were used as secondary reference points.

3.	Operations: As Tilray is an established international operator in the cannabis industry, focus was given to companies that are based in North America and have international operations.
4.	Location: The regions or countries where Tilray competes for talent. Our approach proposes to focus the executive compensation analysis primarily to Canadian and U.S.-based companies.
•
Since Tilray is U.S.-based with Canadian and U.S.-sourced executives, the Canadian and U.S. markets are both relevant sources of data. Should other markets become relevant in the future, consideration will be given to including companies from those geographies in Tilray’s peer group.

It was important to the Compensation Committee that the peer group reflect high revenue growth companies.

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The ultimate outcome of this peer group review was the creation of the following 15-company peer group for purposes of determining the compensation arrangements for Tilray’s senior executive officers:

Cannabis Companies Canopy Growth Corporation Curaleaf Holdings, Inc.	Cresco Labs, Inc. Green Thumb Industries, Inc.	Trulieve Cannabis Corp.
Biotechnology / Pharmaceutical / Technology Companies DocuSign, Inc. Etsy, Inc.	Incyte Corporation Neurocrine Biosciences, Inc.	Unity Software Inc.
Consumer Packaged Goods / Alcohol Companies Beyond Meat Constellation Brands, Inc.	Monster Beverage The Boston Beer Company, Inc.	The Simply Good Food Co.

Based on Korn Ferry’s guidance, other than three companies (GW Pharmaceuticals plc, Catalent, Inc., and National Beverage) that were removed from the peer group as a result of their sale, merger or delisting, no changes were made to this peer group for purposes of Fiscal Year 2026 compensation. As the cannabis industry and our business evolves and diversifies, the Compensation Committee will continue to evaluate the appropriateness of each peer annually and make any necessary changes for Fiscal Year 2027.
Elements of Compensation for Fiscal Year 2026 Compensation
Our executive compensation program has historically consisted of three principal components: base salary, annual cash incentive payments (together with base salary, “total cash compensation”), and long-term equity incentive compensation. The long-term equity incentive compensation has consisted primarily of RSUs, which vest over time if the executive remains employed with the Company. We also provide our NEOs with certain other benefits including severance and change-of-control benefits, the ability to participate in our 401(k) plan and other employee benefit plans that are generally available to all other eligible employees.
In reviewing our executive compensation program, the Compensation Committee considers data regarding the competitive market for senior executive talent. Relevant comparisons among executives at these companies are identified and are then compared to the comparable executive at Tilray.
The Compensation Committee does not evaluate total compensation amounts for any NEO based on a specific benchmark or percentile positioning. Rather, the Compensation Committee considers the compensation levels from the competitive assessment as one factor in determining the total compensation amount for each NEO. The assessment considered multiple reference points of relevant market data; and for Mr. Simon, the Committee considered the full range of market data from our industry and similarly sized peers. In addition to market data, the Compensation Committee considered numerous other factors when making pay decisions, including individual and Company performance, the scope of each individual’s responsibility and his or her length of time in the role.

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Key Components of Tilray Compensation Plan

Compensation Element	Primary Purpose		Performance Period		Details
Cash Compensation
Base Salary	•	Fixed annual compensation for ongoing services performed, executive tenure, and role	•	Ongoing	•	Provided in cash each pay period. Intended to be competitive in marketplace and to retain key employees
	•	Continuity
Annual Performance-based Bonus	•	Reinforce and drive short-term priorities and business results	•	1 year	•	Target award based on a percentage of salary; limited to 100% of base salary (except for the CEO whose percentages range from 200% to 350% of salary)
	•	Recognize and reward corporate, and business, and individual performance, including awards for material transactions			•	Incentivizes and rewards the achievement of predetermined corporate and business short-term objectives that are aligned with our strategic plan as well as individual performance
Retention Bonus Awards	•	Financial awards to ensure continued retention of key employees, with repayment required upon resignation without good reason or termination for cause	•	1 year	•	Ensure retention of key executives
Equity Award Compensation
EBITDA PSU Awards (as described below)	•	Reinforce and drive long-term stockholder value	•	Generally, 3 years	•	The Compensation Committee issued at-risk PSU grants to the NEOs in FY 24 that included both time and performance-based vesting terms and conditions. These PSU awards partially vested in FY 26.
	•	At risk equity awards subject to achievement of Company financial performance goals
Annual Long-term incentives (RSUs)	•	Reinforce and drive long-term stockholder value	•	2 years	•
Annual grants of RSUs: The grant value is based on applicable market levels and percentage of salary with 50% of the RSUs vesting one year from the vesting commencement date and the remaining 50% of the RSUs vesting on the second anniversary of the vesting commencement date, subject to continued employment.

	•	Retention of key employees during applicable performance periods

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Shareholder Engagement in Response to Say-on-Pay Vote: Improvements to Compensation Practices and Governance Initiatives
In the Company’s most recent “say-on-pay” advisory vote under the Company’s 2025 Proxy Statement, approximately 65% of the shareholder votes cast were voted in favor of our executive compensation program. We appreciate the support of a significant majority of our stockholders with regard to our executive compensation program and we remain committed to a corporate governance approach that aligns the interest of management, the Board of Directors, and our stockholders. The Company continues to maintain that the compensation decisions on which the say-on-pay vote was based were necessary to retain our talented executive team and reward them for their outstanding efforts. However, we have also continued our efforts to engage with stockholders to understand and address their concerns with our compensation programs.
In response to these disappointing voting results, management and the Board engaged in shareholder outreach and solicitation of feedback, including through analyst discussions and “Ask Me Anything” (AMA) forums on Reddit. Following these discussions, and to ensure we understood shareholder concerns, management and the Board undertook the following initiatives to improve our compensation practices and corporate governance.
First, the Compensation Committee engaged Korn Ferry as an independent consultant to provide an extensive and updated competitive analysis and to advise it on new potential compensation arrangements in June 2026, which impacted subsequent Committee decisions for compensation awards.
Second, the Compensation Committee structured at-risk equity incentive awards based on the achievement of specific financial performance metrics and targets. These equity awards included both time and performance-based vesting conditions to ensure alignment with shareholder interests and the retention of key employees.
As a Large Accelerated Filer, the Nasdaq Global Select Market requires the Company to periodically hold a nonbinding advisory vote on our NEO compensation. The Dodd-Frank Act requires that a “say-on-frequency” vote be held at least every six years. At the 2023 Annual Meeting, the Company’s stockholders voted, on an advisory basis, to recommend that the future advisory votes on named executive compensation be held every two years, which was consistent with the recommendation of the Board of Directors. We held our last advisory vote on named executive compensation at the 2025 Annual Meeting. Accordingly, we will be holding the next an advisory vote on named executive compensation at the 2027 Annual Meeting. The Company’s next “say-on-frequency” vote will also be held at the Company’s 2027 Annual Meeting. The Compensation Committee considers the results of our annual Say-on-Pay votes in determining our subsequent compensation policies and decisions and engages with our stockholders to obtain additional feedback on our executive compensation program and related pay decisions.
To enhance engagement with our large base of retail shareholders, management may consider holding virtual meetings or “fireside chats” with groups of shareholders at various times throughout the year. The Compensation Committee will continue to consider the results of the annual say-on-pay vote and specific shareholder input in determining 2027 and future compensation programs for our executive officer.
Risk Management Considerations
The Compensation Committee believes that the following features of performance-based bonus and equity programs appropriately incentivize the creation of long-term stockholder value while discouraging behavior that could lead to excessive risk:
•
Financial Performance Measures. The financial metrics used to determine the amount of an executive’s bonus are measures the Committee believes drive long-term stockholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk-taking.

•
No Hedging or Pledging. The Company’s insider trading compliance program prohibits members of the Board of Directors, NEOs and all other employees subject to the Company’s insider trading compliance program from entering into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company’s securities, and prohibits these persons from pledging Company

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securities. In addition, all NEO’s are not permitted to sell or pledge their recently-vested 2024 EBITDA PSU shares prior to August 31, 2027, other than transfers by will or the laws of descent and distribution or in connection with a “change in control” of Tilray.
•
Insider Trading Policies and Procedures. The Board has adopted an insider trading and trading window policy (the “Insider Trading Policy”) that applies to all of the Company’s directors, officers, and employees, and consultants, to determine acceptable transactions in the Company’s securities and to prevent the misuse of confidential information about the Company, as well as other companies with which the Company has a business relationship, and to promote compliance with all applicable securities laws. Among other things, the Insider Trading Policy prohibits engaging in transactions in securities based on material non-public information and prohibits directors, executive officers, and certain other employees from buying or selling the Company’s securities during certain periods, except pursuant to an approved trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”). In addition, certain individuals, including directors and officers, are required to receive prior approval from the Chairman and pre-clearance from the Chief Financial Officer and the Global General Counsel prior to engaging in transactions in the Company’s securities.

•
Clawback Policy. Pursuant to the terms of the Company’s 2018 Amended and Restated Tilray Brands, Inc. Equity Incentive Plan (the “2018 Equity Plan”), if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover equity incentive compensation from that executive officer (including profits realized from the sale of Company securities). In such a situation, the Board would exercise its business judgment to determine what action it believes is appropriate. Action may include recovery or cancellation of any equity incentive award made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results if the Board determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in performance targets being achieved that would not have been achieved absent such misconduct.

In September 2023, the Board adopted a Policy for Recovery of Erroneously Awarded Incentive Compensation (the “Clawback Policy”) in accordance with the recommendation of the Compensation Committee of the Board (the “Compensation Committee”). The Clawback Policy became effective September 13, 2023, is administered by the Compensation Committee, and applies to current and former executive officers of the Company as defined in Rule 10D 1(d) (each an “Affected Officer”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pursuant to the Clawback Policy, in the event the Company is required to prepare an accounting restatement to correct the Company’s material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a “Restatement”), the Company will recover erroneously awarded incentive-based compensation from its Affected Officers. Incentive-based compensation includes any compensation that is granted, earned or vested based in whole or in part on the attainment of a financial reporting measure. Erroneously awarded incentive-based compensation is the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on an applicable Restatement.
In response to Item 402(x)(1) of the Exchange Act, we do not currently grant stock options, stock appreciation rights, or similar option-like instruments to our NEOs or other employees or service providers. If in the future we anticipate granting stock options, stock appreciation rights, or similar option-like instruments, we will establish a policy regarding how our Board determines when to grant such awards and how our Board or the Compensation Committee will take material nonpublic information into account when determining the appropriate and compliant timing and terms of such awards.

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Total Cash Compensation of NEOs
Overview
The total cash compensation component of our executive compensation program has served a two-fold purpose. Base salaries are intended to provide financial stability, and predictability and security of compensation for our NEOs for fulfilling their core job responsibilities, while the annual cash performance bonus is intended to incentivize and reward the achievement of predetermined corporate objectives that are aligned with our strategic plan as well as individual performance.
Adjustments in total cash compensation targets may be recommended by the Compensation Committee based on factors such as an executive’s duties and responsibilities and his or her position in the Company, an executive’s individual contributions, as well as management’s financial forecasts for the upcoming year.
Fiscal Year 2026 Base Salary and Total Cash Compensation Determinations
The Compensation Committee generally establishes annual base salaries for our NEOs commensurate with the level of experience that the executive brings to the position, the nature of the responsibilities required of the executive, such as whether the executive is performing in multiple roles, how successful the executive is in achieving goals established by the Compensation Committee and the executive’s contributions to the Company and internal pay equity considerations. The Compensation Committee does not assign any specific weights to these factors. As discussed in other parts of this CD&A, the Compensation Committee also gives significant consideration to the size of the Company and our budgeted operating expenses in setting annual base salaries and has not historically targeted base salaries for our NEOs to any specific level within the range of base salaries paid by our peer group. Base salaries are reviewed annually and may be adjusted to better match competitive market levels or to recognize an executive’s professional growth and development, increased responsibility or other discretionary factors.
In determining the base salary levels for each of our NEOs in connection with their continued employment, the Compensation Committee considered the increase in responsibility of these executives, their respective relevant experience and achievements, the level of compensation of our peer group companies, other survey data and individual negotiations with each executive.
The following table sets forth, for each NEO, the annualized base salary for the Fiscal Year 2026:

Name	Fiscal Year 2026 Base Salary
Irwin Simon	$2,057,580
Carl Merton(1)	$411,656
Denise Faltischek	$642,735
Mitchell Gendel	$599,886
Roger Savell	$562,316

(1)	The salary of Mr. Merton is converted into USD with an exchange rate on May 29, 2026 of $0.7250 (USD) to $1.0000 (CAD). The annual salary of Mr. Merton is $567,801 (CAD).
Annual Performance Bonus Plan
We offer our NEOs the opportunity to earn annual cash bonuses that are intended to compensate them for achieving short-term Company and individual performance goals. Our Compensation Committee establishes the target bonuses of our NEOs, which are evaluated from time to time.
The Company’s annual cash bonus program is designed to reward performance relative to corporate financial performance criteria and individual performance. Specifically, the Company’s NEOs are eligible to receive an annual bonus each year in a target amount equal to a percentage of their base salary if the Company fully achieves the financial performance targets established by the Compensation Committee and the CEO and each NEO is determined to have satisfied his or her individual performance criteria. The Company does not apply a formula or use pre-determined weighting when comparing overall performance against the various individual objectives, and no single objective is dispositive in determining individual awards.

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In Fiscal Year 2026, the Company did not fully achieve all of the Company’s financial and operating performance targets. These financial targets for Fiscal Year 2026 included (i) Adjusted EBITDA1 of $62 million; (ii) target net cash of $50 million; (iii) successful completion of a strategic transaction to improve facility utilization; and (iv) target revenue goals established for specific business segments. The actual financial results for Fiscal Year 2026 included (i) Adjusted EBITDA equal to $61.1 million (compared to the $62 million target); (ii) net cash of $1 million; and (iii) revenue results that were approximately 10% below target goals. The Company did achieve the effective completion of the Carlsberg venture, which is expected to result in improved facility utilization rates. As a result of not achieving all of the specific financial performance targets, the Board did not approve or award any annual incentive or bonus payments to the Company’s NEOs in respect of Fiscal Year 2026.
However, the Board recognized that management did achieve and accomplish several important objectives in FY 2026, including that management:
•	strengthened the Company’s balance sheet by significantly reducing the outstanding balance of bank debt as well as the principal balance of convertible notes;
•	drove meaningful revenue growth and improved operating performance in key business units;
•	developed and launched a range of product innovations and improved production efficiencies;
•	negotiated and executed a strategic arrangement with Carlsberg Group to grow revenues and improve the Company’s capacity utilization levels at Tilray-owned breweries in the U.S.;
•	implemented strategic initiatives to expand production and sales of cannabis in Europe and other geographic regions;
•	successfully resolved several material, legacy litigation claims through dismissal orders, including the Fotmer judgment and the settlement of the Fuss litigation claims; and
•	completed and effectively integrated the strategic acquisition of BrewDog’s assets in the UK and Australia.
The following table sets forth, for each NEO, annual cash bonus results for the Fiscal Year 2026:

Name	Target Bonus Percentage of Base salary	Bonus Target Amount ($)	Bonus Amount ($) Paid for Fiscal Year 2026
Irwin Simon	200% (up to a maximum of 350%)	$4,115,160 (maximum of $7,201,530)	$0
Carl Merton	100%	$411,656	$0
Denise Faltischek	100%	$642,735	$0
Mitchell Gendel	100%	$599,886	$0
Roger Savell	100%	$562,316	$0

Retention Awards
In July 2025, the Board determined that it was appropriate to ensure continued retention and incentivization of NEOs through the issuance of the FY 2026 Retention Awards. In making this determination, the Compensation Committee and the Board considered the following (among other factors):
•
Highly competitive market for executive talent. The cannabis, consumer-packaged goods and broader life sciences industries in which the Company competes for talent continue to experience elevated executive turnover and intense competition for experienced leaders. The Committee determined that targeted retention awards were necessary to reduce the risk of departure by key executives who possess critical institutional knowledge, deep industry expertise and established relationships essential to the Company’s ongoing operations.

•
Continuity of leadership. The Company is executing on a number of significant strategic initiatives, including the continued integration of the BrewDog acquisition across multiple countries, the expansion

[1]
“Adjusted EBITDA” is a non-GAAP financial measure. Please see “Reconciliation of Non-GAAP Financial Measures to GAAP Measures” in our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, for a reconciliation of such non-GAAP Measures to the most directly comparable GAAP financial measures.

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of cannabis operations in Europe and other international markets, ongoing balance sheet optimization through debt reduction, and the pursuit of accretive growth opportunities. The Board determined that continuity of the current leadership team is essential to the successful execution of these initiatives and that the loss of any NEO during this critical period could materially disrupt progress and adversely affect stockholder value.
•
Alignment with stockholder interests. The Compensation Committee structured the FY 2026 Retention Awards with repayment obligations specifically designed to ensure that NEOs who voluntarily depart without good reason, or who are terminated for cause, do not retain the full benefit of these payments (as described below). The Committee believes this structure appropriately balances the Company’s retention objectives with accountability to stockholders.

Payments under the FY 2026 Retention Awards were made in August 2025. Each NEO’s acceptance of the FY 2026 Retention Award was subject to a written retention agreement pursuant to which the NEO agreed that if the NEO (i) voluntarily resigned employment with the Company without “Good Reason” (as defined in the NEO’s employment agreement) prior to August 31, 2026, or (ii) was terminated by the Company for “Cause” (as defined in the NEO’s employment agreement) prior to August 31, 2026, then the NEO would be required to repay to the Company the net after-tax amount of the retention bonus, pro-rated based on the portion of the one-year retention period during which the NEO was not employed by the Company. Any repayment amount would be due and payable to the Company within 10 days of the NEO’s last date of employment. These repayment obligations were designed to ensure that the retention awards achieved their intended purposes – retaining talented executives through a defined commitment period, while also protecting the Company and its stockholders.
These FY 2026 Retention Awards are disclosed in the Summary Compensation Table in respect of Fiscal Year 2026. The Board recognized that retention awards would serve as a key tool to retain key executives and granted retention awards again in August 2026 in respect of fiscal year 2027. The FY 2027 Retention Award agreements were strengthened to also require each NEO to repay to the Company the net after-tax amount of the FY 2027 retention bonus if an NEO was terminated by the Company with or without “Cause” prior to August 31, 2027. For any termination without “Cause”, the Company is permitted to offset any severance payments to satisfy the NEO’s repayment obligation under the FY 2027 Retention Award agreement.
Equity Incentive Compensation
The Company grants long-term incentive awards to our NEOs in the form of RSUs that may be subject to time-based and performance-based vesting requirements. We use long-term equity-based compensation to incentivize and retain our executive officers by linking their awards to our long-term financial performance. We believe that these long-term incentives motivate our executive officers to grow revenues and earnings, enhance stockholder value and align their interests with those of our stockholders. We award long-term equity-based compensation with RSUs that vest over time so long as the executive remains employed with the Company. Thus, the RSUs are designed both to link executives’ interests with those of our stockholders (as the RSUs’ value is based on the value of Tilray Brands, Inc. Common Stock) and to provide a long-term retention incentive for the vesting period, as they generally have value regardless of share price volatility. Importantly, all of our NEOs continue to hold their shares of common stock after RSUs vest, and none have sold any shares of Tilray’s common stock in the past three years.
Awards of performance-based RSUs (“PSUs”) cover multiple years, with a percentage of the PSUs subject to the award becoming eligible to vest each year based on the Company’s and the individual’s performance during that year relative to performance goals reviewed by the Compensation Committee. Before any performance-based PSU is paid, the Compensation Committee must certify that the performance target(s) were satisfied. The Compensation Committee has discretion to determine the performance target(s) and any other restrictions or other limitations of PSUs and may reserve discretion to reduce payments below maximum award limits. Thus, the PSUs are designed both to motivate executives to maximize the Company’s performance each year and provide a long-term retention incentive for the period covered by the award.

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The Compensation Committee determines the size of equity award grants to our NEOs after considering the following factors:
•	the competitive equity compensation practices for comparable positions identified in the applicable market analysis;
•	the NEO’s level of responsibility and duties;
•	a comparison to grant levels of other executive officers;
•	each individual NEO’s performance;
•	our corporate performance;
•	our total equity compensation costs relative to total expenses;
•	the NEO’s prior experience, experience within his or her specific job, and breadth of knowledge; and
•	our corporate objectives for share-based compensation charges and earnings dilution.
The Compensation Committee does not take into consideration an NEO’s aggregate equity holdings or equity carrying value in determining annual long-term equity incentive awards.
2024 EBITDA PSU Awards
In July 2023 and April 2024, the Compensation Committee approved certain terms and conditions of performance-based grants to the NEOs and other key employees under the 2018 Equity Plan (the “2024 EBITDA PSU Awards”).
A portion of the 2024 EBITDA PSU Awards were made in 2023 equal to 50% of these performance-based awards and represented a contingent right to receive a fixed number of shares of Common Stock upon satisfaction of the underlying performance goals with goals set on the grant date for the 3-year performance period. The remaining 50% of the 2024 EBITDA PSU Awards were made in April 2024 and represented a contingent right to receive a cash payment or its equivalent in shares of Common Stock (as determined by the Compensation Committee). The 2024 EBITDA PSU Awards were subject to all the terms and conditions as set forth in the 2018 Equity Plan and the 2024 EBITDA PSU Award Agreements. Subject to the level of achievement during the performance period, the 2024 EBITDA PSU Awards were subject to vesting as set forth in the table below (with the actual percentage of the award vested being determined by linear interpolation on a straight-line basis, in the event the percentage of achievement of Cumulative Adjusted EBITDA falls between the levels set forth below).

Performance Level (Percentage of Achievement of Cumulative Adjusted EBITDA Target)	% of Award Vested
50% or below	0%
75%	50%
100% or greater	100%

In August 2026, the Compensation Committee determined the percentage of the 2024 EBITDA PSU Awards that were earned based on the Company’s financial performance as measured against target goals for annual and cumulative Adjusted EBITDA (the “Performance Goals”) for the period beginning on June 1, 2023, and ending on May 31, 2026 (the “Performance Period”). The table below reflects the applicable targets and actual achievement of the Adjusted EBITDA goals for the Performance Period, as determined by the Compensation Committee.

3-Year Performance Period	Total Target Adjusted EBITDA $ (millions)	Total Actual Adjusted EBITDA $ (millions)
FY 2024 – FY 2026	178.0	171.6
	Level of Achievement	96.4%

Based on the above performance results for the 3-year Performance Period, the Compensation Committee determined that each 2024 EBITDA PSU Award would be earned and vested with respect to 92.8% of each applicable target award.

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Annual RSU Grants
The Compensation Committee awarded annual RSU grants to our NEOs in July 2025. These RSU awards vest in tranches over two years with 50% of the shares subject to the awards generally vesting one year from the vesting commencement date and the remaining 50% of shares vesting on the second anniversary of the vesting commencement date. RSUs provide long-term incentive compensation that has greater retention value as compared to stock options in a flat or down market while minimizing earnings dilution.
The following table sets forth, for each NEO, the annual RSUs granted in Fiscal Year 2026:

Name	Total Annual RSUs	Annual RSU Target Percentage of Base Salary
Irwin Simon	856,897	250%
Carl Merton	120,834	175%
Denise Faltischek	187,371	175%
Mitchell Gendel	174,880	175%
Roger Savell	163,957	175%

Practices Related to the Grant of Equity Awards
Under the Company’s practices, the approval of long-term equity incentive compensation for the Company’s regular annual equity awards (including stock options and RSU and PSU grants to our NEOs) is typically made on or about July 30th each year, after the filing of the company’s Annual Report on Form 10-K. Neither the Board nor the Compensation Committee takes into account material non-public information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation.
During Fiscal Year 2026, the Company did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one business day after the filing of any company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any company Form 8-K that disclosed any material non-public information.
Other Compensation and Benefits
Severance and Change of Control Benefits. Our NEOs are entitled to certain severance and change of control payments and benefits pursuant to our executive agreements with our NEOs. The terms of the executive agreements are described in more detail below in the sections entitled “Employment, Severance and Change of Control Benefits.” The Compensation Committee believes these agreements are an essential element of our executive compensation program and assist the Compensation Committee in recruiting and retaining talented executives. The Compensation Committee also believes these benefits serve to minimize the distractions to the executives, reduce the risk that an executive will depart the Company before an acquisition is consummated, and allow the executive to focus on continuing normal business operations and the success of a potential transaction, rather than worrying about how business decisions that may be in our best interest and the interests of our stockholders will impact his or her own financial security. Further, these agreements are in line with customary practices for executive level employees at our peer companies.
Other Benefits. We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our NEOs with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental insurance, supplemental life insurance, short-term and long-term disability, and a 401(k) plan.
Stock Ownership Guidelines
The Company’s stock ownership guidelines require that each executive officer own a significant equity stake in the Company during their employment. The Compensation Committee believes that stock ownership by senior managers strengthens their commitment to the future of the Company and further aligns their interests with those of our stockholders. The Board believes that it is in the best interests of the Company and its stockholders to align the economic interests of the Company’s senior executives and independent directors with those of the

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stockholders. To achieve this, the Compensation Committee has recommended, and the Board has adopted, a minimum share ownership policy applicable to all of the senior executives and the independent directors of the Company. Each senior executive and the independent directors are expected to establish over a period of five years, ownership of a prescribed number of Common Shares, which have a value which is equivalent to the following multiples of the senior executive’s base salary or, in the case of an independent director, the base annual cash retainer paid to such independent director by the Company and subsequently maintain such minimum ownership position for the duration of their tenure:
•	Chief Executive Officer: 3× base salary
•	Independent Directors 2× base annual cash retainer
•	Chief Financial Officer 1× base salary
•	Other Officers 0.5× base salary
The level of ownership is expected to be satisfied and maintained by each officer or director within five years after first becoming subject to these guidelines. All executive officers and independent directors are currently in compliance with these requirements, other than Mr. Hopkinson. In the event of an increase in an officer’s base salary or a director’s base annual cash retainer, such individual will have five years from the time of the increase to acquire any additional Common Shares required to meet these guidelines if necessary.
Tax and Accounting Considerations
Section 280G of the Internal Revenue Code
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.
Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, transaction bonus payments, severance payments, certain fringe benefits and payments and acceleration of vesting under long-term incentive plans. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our named executive officers in the future, our Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, our Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent. Note that none of our NEOs (or other executives or employees) are entitled to any tax gross-up or similar payments with respect to any excise taxes that may be imposed in accordance with the foregoing.
Accounting Standards
ASC Topic 718 requires us to calculate the grant date “fair value” of our stock-based awards using a variety of assumptions. ASC Topic 718 also requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of time-based RSUs and performance-based RSUs under our equity incentive award plans will be accounted for under ASC Topic 718. Our Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expense of our equity awards with our overall executive compensation philosophy and objectives.
Role of NEOs in Compensation Decisions; Input from Senior Management
The Committee considers input from senior management in making determinations regarding the overall executive compensation program and the individual compensation of the named executive officers. As part of the Company’s annual planning process, the CEO and CFO develop targets for the Company’s incentive compensation programs and present them to the Compensation Committee. These targets are reviewed by the Compensation Committee to ensure alignment with the Company’s strategic and annual operating plans, taking

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into account the targeted year-over-year improvement as well as identified opportunities and risks. Based on performance appraisals, including an assessment of the achievement of pre-established financial and individual “key performance indicators,” the CEO recommends to the Compensation Committee cash and long-term incentive award levels for the Company’s other executive officers. Each year, the CEO presents to the Compensation Committee his evaluation of each executive officer’s contribution and performance over the past year, and the strengths and areas for development of each of the executive officers. The Compensation Committee exercises its discretionary authority and makes the final decisions regarding the form of awards, targets, award opportunities and payout value of awards. No executive officer directly participates in discussions relating to his or her own compensation.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee currently consists of Ms. Persofsky, Mr. Hopkinson, and Mr. Looney. No member of our Compensation Committee has ever been an officer or employee of our Company. None of our executive officers serve, or have served during the last year, as a member of the Board, Compensation Committee or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors of the Company is composed entirely of non-employee directors, each of whom has been determined, in the Board’s business judgment, to be independent. The Compensation Committee is responsible for oversight and review of the Company’s compensation and benefit plans. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/. The Board and the Compensation Committee review and assess the adequacy of the charter of the Compensation Committee on an annual basis.
The CD&A is management’s report on the Company’s compensation programs and, among other things, describes material elements of compensation paid to the President and Chief Executive Officer and the other NEOs. The Compensation Committee has reviewed and discussed the CD&A, as required by Item 402(b) of Regulation S-K, with the management of the Company. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference from this proxy statement into the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on July 28, 2026.
This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE COMPENSATION COMMITTEE

Thomas Looney, Chair
Renah Persofsky
David Hopkinson

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EXECUTIVE COMPENSATION
Summary Compensation Table
The following table presents all of the compensation paid or awarded to or earned by our NEOs during Fiscal Years 2024 (June 1, 2023 to May 31, 2024), 2025 (June 1, 2024, to May 31, 2025) and 2026 (June 1, 2025, to May 31, 2026). In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation(3)	Option Awards	All Other Compensation ($)(4)	Total ($)
Irwin Simon President, Chief Executive Officer and Chairman of the Board	2026	2,057,580	950,000(5)	18,816,501	0	—	333,224	22,157,305
	2025	1,988,000	3,369,950(6)	4,729,400	0	—	208,262	10,295,612
	2024	1,891,760	2,500,000(7)	4,547,501	1,040,000	—	163,710	10,142,971
Carl Merton Chief Financial Officer(8)	2026	411,656	160,000(5)	2,645,268	0	—	21,297	3,238,221
	2025	395,875	546,500(6)	669,563	0	—	16,862	1,628,800
	2024	388,304	500,000(7)	673,481	77,661	—	13,553	1,652,999
Denise Faltischek Chief Strategy Officer and Head of M&A	2026	642,735	130,000(5)	3,059,122	0	—	41,128	3,872,985
	2025	621,000	645,000(6)	1,050,000	0	—	39,111	2,355,111
	2024	600,000	600,000(7)	962,501	120,000	—	34,581	2,317,082
Mitchell Gendel Global General Counsel and Corporate Secretary	2026	599,886	160,000(5)	2,727,471	0	—	32,297	3,519,654
	2025	579,600	591,000(6)	980,000	0	—	32,359	2,182,959
	2024	560,000	550,000(7)	892,500	112,000	—	29,967	2,144,466
Roger Savell Chief Administrative Officer	2026	562,316	105,000(5)	2,363,875	0	—	39,485	3,070,676
	2025	543,400	295,000(6)	918,750	0	—	32,776	1,789,926
	2024	525,000	550,000(7)	875,000	155,000	—	27,669	2,132,670

(1)	Each of the named executive officers received a base salary increase effective as of June 1, 2025.
(2)
The amounts reported in this column do not reflect the amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant date fair value of each RSU award granted to our NEOs on each of: July 26, 2023 (during Fiscal Year 2024); July 30, 2024 (during Fiscal Year 2025); and July 29,2025 (during Fiscal Year 2026), as computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC 718. Assumptions used in the calculation of the grant date fair value of each equity award are included in Note 19 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended May 31, 2026.

As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. With respect to RSU that are subject to performance-based conditions, the values in the Stock Awards column are based on performance achieved at 100% for the included RSUs, which was the probable outcome of performance conditions as of the grant date for the included RSUs.
Each of the awards described in the Compensation Discussion & Analysis section under “2024 EBITDA PSU Awards” represented a contingent right to receive its equivalent in shares of Common Stock (or cash) for which the grant date fair value for purposes of ASC 718 was established in Fiscal Year 2026 due to the three-year cumulative performance targets applicable to such awards having been set during Fiscal Year 2026. Therefore, the amounts reported in this column for Fiscal Year 2026 include the corresponding grant date fair value for the 2024 EBITDA PSU Awards as follows: $13,846,501 for Mr. Simon, $1,944,431 for Mr. Merton; $1,972,372 for Ms. Faltischek; $1,713,171 for Mr. Gendel; and $1,413,100 for Mr. Savell. As set forth in more detail under the table captioned “– Option Exercises and Stock Vested,” in August 2026, the Compensation Committee determined to settle (A) one-half of such awards (those RSUs granted in July 2023) via the issuance of Tilray shares and (B) the remaining one-half of such awards (those granted in April 2024) via a cash payment with respect to half of such value and the remaining half via issuance of Tilray shares.
(3)	Represents the cash performance bonus earned under our Annual Performance Bonus Plan described above. There were no cash performance bonus amounts paid to any NEO in respect of Fiscal Year 2026.
(4)	Further details for the Fiscal Year 2026 are included in the “All Other Compensation” table below.
(5)
These amounts reflect Retention Awards paid to our NEOs in August 2025 (Fiscal Year 2026). A pro rata portion of these awards were required to be paid to the Company in the event any NEO resign without good reason or was terminated for “cause” prior to August 31, 2026.

(6)
These amounts reflect Retention Awards paid to our NEOs in August 2024 (Fiscal Year 2025). A pro rata portion of these awards were required to be repaid to the Company in the event any NEO resign without good reason or was terminated for “cause” prior to August 31, 2025.

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(7)	These amounts include transaction bonuses paid to our NEOs in August 2023 (Fiscal Year 2024) in recognition of successful closing of the HEXO acquisition.
(8)
The 2026 compensation of Mr. Merton is converted into USD with the exchange rate of May 29, 2026 of $0.7250 (USD) to $1.000 (CAD). The 2025 compensation of Mr. Merton is converted into USD with the exchange rate of May 31, 2025, of $0.72161 (USD) to $1.0000 (CAD). The 2024 compensation of Mr. Merton is converted into USD with the exchange rate of May 31, 2024, of $0.7326 (USD) to $1.0000 (CAD).

FY 2026 All Other Compensation:

NEO	Car Allowance/ Parking Costs	401(k) Contributions(1)	GLT- FICA(2)	Health & Welfare Benefits(3)	Life Insurance Premiums(3)	Total
Irwin Simon	$23,943	$15,737	$2,210	$175,742	$115,593	$333,224
Carl Merton	$8,700	$0	$0	$12,597	$0	$21,297
Denise Faltischek	$6,000	$6,185	$690	$28,253	$0	$41,128
Mitchell Gendel	$0	$14,789	$1,980	$15,528	$0	$32,297
Roger Savell	$3,500	$14,738	$1,980	$19,267	$0	$39,485

(1)	Represents Company matching and discretionary contributions to the 401(k) Plan for each of our NEOs.
(2)	Represents imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit, paid for by the Company.
(3)	Represents Company paid health and welfare and life insurance premiums.
Grants of Plan-Based Awards:
The following table shows for Fiscal Year 2026, certain information regarding grants of plan-based awards, to the following named executive officers:

	Estimated Possible Payouts Under Non-Equity Incentive Plan(1)			Estimated Possible Payouts Under Equity Incentive Plan(2)		Grant Date fair value of Equity Awards(3)
Name	Grant date	Target	Maximum	Target	Maximum	Target	Maximum	Type
Irwin Simon	29-Jul-25			856,897	856,897	$4,970,000	$4,970,000	Annual LTIP Incentive
		$4,115,160	$7,201,530
Carl Merton	29-Jul-25			120,834	120,834	$700,837	$700,837	Annual LTIP Incentive
		$411,656	$411,656
Denise Faltischek	29-Jul-25			187,371	187,371	$1,086,750	$1,086,750	Annual LTIP Incentive
		$642,735	$642,735
Mitchell Gendel	29-Jul-25			174,880	174,880	$1,014,300	$1,014,300	Annual LTIP Incentive
		$599,886	$599,886
Roger Savell	29-Jul-25			163,957	163,957	$950,775	$950,775	Annual LTIP Incentive
		$562,316	$562,316

(1)
This column sets forth the target and maximum bonus amount for each NEO for Fiscal Year 2026 under our Annual Performance Bonus Plan. There are no threshold amounts for each NEO established under our Annual Performance Bonus Plan. The amounts shown under “Target” reflect the applicable target payment under the Annual Performance Bonus Plan if the Company fully achieves the financial performance targets established by the Compensation Committee and each NEO is determined to have satisfied his or her individual performance criteria. For each NEO other than Mr. Simon, the amount shown under the “Maximum” reflects the same amount as shown under “Target”. For Mr. Simon, the amount shown under “Maximum” reflects the applicable maximum payment to him under our Annual Performance Bonus Plan if the Company outperformed the financial performance targets established by the Compensation Committee and he is determined to have satisfied his individual performance criteria. As described above under “Annual Performance Bonus Plan” there were no cash performance bonus amounts paid to any NEO in respect of Fiscal Year 2026 and, as a result, the amounts set forth in this column do not represent actual compensation earned by the NEOs for Fiscal Year 2026.

(2)	The share amounts in this column represent the number of shares granted on the grant date of July 29, 2025 representing the annual awards.
(3)
The dollar amounts in this column represent the grant date fair value of the product of the number of shares granted and the closing market price of our common stock on the grant date for time-based RSUs. These RSU grants vest at the rate of 50% of the RSUs on the twelve (12) month anniversary of the grant date, and the remaining 50% RSUs on the 24 month anniversary of the grant date.

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Narrative Disclosure To Grants Of Plan-Based Awards Table
Annual Performance Bonus Cash Awards
The Company provides eligibility for annual cash bonus awards to reward named executive officers for performance in the fiscal year. For more information regarding our annual performance bonus cash awards, please see the section of the CD&A titled “Annual Performance Bonus Plan.”
Equity Compensation Awards
Consistent with its practices for awarding RSUs described in the CD&A above, the Compensation Committee approved equity compensation awards in the form of RSUs to each of the named executive officers listed in the table above that are eligible to vest both based on continued service. For more information regarding our equity compensation awards, please refer to the section of the CD&A titled “Equity Incentive Compensation.” In addition, the named executive officers’ equity compensation awards may, under certain circumstances, be subject to accelerated vesting in the event of a change of control and termination. For more information regarding the accelerated vesting provisions and treatment of the equity compensation awards in the event of a change of control, refer to the sections titled “Severance and Change of Control Benefits” and “Potential Payments Upon Termination or Change of Control.”
Outstanding Equity Awards At Fiscal Year 2026 End

				Option Awards				Stock Awards
Name	Grant Date	Type of Award	Vesting Commencement date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Operation exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Irwin Simon								—	—
	7/30/2024(1)	EIP2018	7/30/2024	—	—	—	—	117,647	648,235
	7/29/2025(1)	EIP2018	7/29/2025	—	—	—	—	856,897	4,721,502
Carl Merton	7/30/2024(1)	EIP2018	7/30/2024	—	—	—	—	16,656	91,775
	7/29/2025(1)	EIP2018	7/29/2025	—	—	—	—	120,834	665,795
Denise Faltischek	7/30/2024(1)	EIP2018	7/30/2024	—	—	—	—	26,120	143,921
	7/29/2025(1)	EIP2018	7/29/2025	—	—	—	—	187,371	1,032,414
Mitchell Gendel	7/30/2024(1)	EIP2018	7/30/2024	—	—	—	—	24,379	134,328
	7/29/2025(1)	EIP2018	7/29/2025	—	—	—	—	174,880	963,589
Roger Savell	7/30/2024(1)	EIP2018	7/30/2024	—	—	—	—	22,855	125,931
	7/29/2025(1)	EIP2018	7/29/2025	—	—	—	—	163,957	903,403

The market value for each NEOs was based on the closing price $5.51 per share on May 29, 2026.
(1)
The award vests in tranches over two years with 50% of the shares subject to the awards vesting one year from the vesting commencement date and the remaining 50% of shares vesting on the second anniversary of the vesting commencement date.

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Option Exercises And Stock Vested:
The following table shows for the Fiscal Year 2026, certain information regarding option exercises and stock vested during the last fiscal year with respect to the NEOs.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Irwin Simon	—	—	714,685	3,861,693
Carl Merton	—	—	100,878	543,787
Denise Faltischek	—	—	118,653	636,254
Mitchell Gendel	—	—	107,450	576,555
Roger Savell	—	—	96,618	516,610

(1)
In addition to the amounts reflected in the table above, each NEO’s 2024 PSU EBITDA Award granted in April 2024 also became vested on May 31, 2026 with respect to 92.8% of such award. As described in the Compensation Discussion & Analysis section under “2024 EBITDA PSU Awards,” these awards represented a contingent right to receive a cash payment or its equivalent in shares of Common Stock (as determined by the Compensation Committee). The value realized by each NEO with respect to such vesting of such 2024 EBITDA PSUs that were granted in April 2024 was as follows (before tax withholdings): $7,842,774 for Mr. Simon, $1,084,066 for Mr. Merton; $1,171,364 for Ms. Faltischek; $1,071,140 for Mr. Gendel; and $934,518 for Mr. Savell. In August 2026, the Compensation Committee determined to settle one-half of such awards via a cash payment with respect to 50% of such value and via issuance of shares with respect to the remaining 50% of such value.

Pension Benefits
Our NEOs did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us in Fiscal Year 2026.
Nonqualified Deferred Compensation
Our NEOs did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during Fiscal Year 2026.
Employment, Severance And Change In Control Benefits:
The employment agreements generally provide for at-will employment and set forth the executive’s initial base salary, target variable compensation, eligibility for employee benefits, the terms of initial equity grants and in some cases severance benefits on a qualifying termination. Each of our NEOs has also executed our standard form of proprietary information agreement. Any potential payments and benefits due upon a termination of employment or a change of control of us are further described below.
Irwin Simon
On July 27, 2021, the Company entered into an employment agreement with Irwin D. Simon in connection with his appointment as Chief Executive Officer and Chairman of the Board following the business combination with Aphria Inc. Under the employment agreement Mr. Simon’s base salary may be increased but not decreased, as determined at an annual review of his performance and compensation by the Compensation Committee. Mr. Simon’s annual base salary was increased to $2,057,580 for Fiscal Year 2026. Mr. Simon’s employment agreement was amended on October 7, 2025.
Mr. Simon is eligible to earn an additional annual performance-based cash bonus in amounts ranging from 200% of his base salary at “target” to 350% of his base salary at “maximum,” if performance benchmarks, as determined in accordance with the employment agreement, are met.
Mr. Simon is also entitled to participate in the 2018 Equity Plan or any other equity compensation plan adopted and/or modified from time to time by the Compensation Committee. Mr. Simon is eligible to earn annual long-term incentive awards as a percentage of his base salary in effect on the grant date of such awards, 250% of his base salary at “target”, with such percentage to be determined by the Board. For Fiscal Year 2026, the Compensation Committee determined Mr. Simon’s annual RSU equity grant to be $4,970,000 in value as of the grant date (or 856,897 RSUs).

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The term of Mr. Simon’s employment agreement will continue until otherwise terminated in accordance with its terms. The employment agreement may be terminated by Mr. Simon at any time for any reason, provided that he gives the Company four weeks’ advance written notice of his resignation without “good reason” and subject to a notice and cure period in the event that he resigns with “good reason” as described below. The employment agreement may also be terminated by Tilray for any reason, with or without “cause,” subject to special notice requirements in certain instances as described below.
As defined in Mr. Simon’s employment agreement, a termination for “cause” includes termination by the Company due to conviction of a felony or entry of a plea of guilty or nolo contender to any felony (other than relating to cannabis); refusal to perform his reasonably assigned duties for the Company (other than as a result of incapacity due to physical or mental illness); engaging in any act of material dishonesty or fraud; willful misconduct or gross negligence in the performance of his duties; material breach of his employment agreement (other than violations of policies); or willfully and materially violating material written policy applicable to Mr. Simon that directly results in the Company incurring material liability. Any termination due to Mr. Simon’s refusal to perform his reasonably assigned duties, material breach of his employment agreement or willful and material violation of material written policies requires the Company to provide prior written notice and a 30-day cure period to Mr. Simon.
Mr. Simon’s employment will be considered to be terminated with “good reason” if he resigns because the Company (i) reduces his base salary or fails to pay any amounts which he is due; (ii) materially reduces Mr. Simon’s titles, duties, authorities or reporting relationships; (iii) assigns duties to him that are materially inconsistent with the positions of Chief Executive Officer and Chairman of the Board; (iv) removes Mr. Simon from such positions; (v) requires that his principal place of employment be outside of New York County, New York; or (vi) materially breaches (or any affiliate of the Company materially breaches) the employment agreement or any other agreement to which Mr. Simon is a party. In this event, Mr. Simon must notify the Company within 30 days and must thereafter allow the Company 30 days to cure the event that is the basis of his “good reason” termination.
Mr. Simon is also entitled to (1) receive individual disability and life insurance coverage paid by the Company, (2) receive other executive benefits, including a car allowance of $2,000 per month and a Company-expensed smartphone and phone plan, (3) participate at the Company’s expense in all employee benefit plans maintained by Tilray for executive officers, including participation of Mr. Simon’s eligible dependents and payment to him of an after-tax amount equal to $5,000 per month, and (4) receive other customary employee benefits.
In the event Mr. Simon’s employment is terminated, whether by the Company or by Mr. Simon, and regardless of the reason therefor, he would be entitled to receive the following severance benefits: (i) accrued but unpaid base salary for services rendered up to the date of termination; (ii) reimbursement for the business expenses incurred up to the date of termination; (iii) amounts he has earned and that are owed to him pursuant to any written agreements, compensation and/or equity plans or programs of the Company or any of its affiliates; (iv) amounts to which he is entitled pursuant to any employee benefit plans of the Company or any of its affiliates; and (v) any indemnification rights he has in connection with his service as an officer and/or director of the Company and/or its affiliates, whether pursuant to the Company’s governing documents or otherwise (collectively, the “Accrued Benefits”).
The employment agreement also includes severance benefits that are subject to signing a release under certain circumstances. The amount of severance Mr. Simon is entitled to is dependent on the reason for his termination and whether it occurs within two years following a change of control of the Company. Mr. Simon is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in his employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within two years after a change of control, Mr. Simon will be entitled to (a) cash severance equal to 1.5 times (1.5x) the sum of (i) his then-base salary plus (ii) his target bonus; (b) continued benefits provided under the employment agreement, at entirely the Company’s cost, for 18 months, provided that if the Company determines that providing the continued health insurance under this benefit shall cause the plan to violate nondiscrimination regulations, then the Company shall pay to Mr. Simon for 18 months following the termination of his employment the monthly COBRA premium for Mr. Simon and his dependents, and in such case, the Company will pay to Mr. Simon, on an after-tax basis, a bonus equal to the grossed-up amount of all

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taxes applicable to the payments in lieu of continued health insurance benefits; (c) full vesting and payment of all unvested time-based equity and any performance-based awards that would be vested by the third anniversary of the effective date of his employment agreement, based upon satisfaction of performance-criteria that have already been satisfied at time of termination; (d) any bonus the performance conditions of which have been met in respect of a prior year, which has not yet been paid at time of termination; and (e) the Accrued Benefits.
If such termination does occur within two years after a change of control of the Company, Mr. Simon will be entitled to (a) 2.5 times (2.5x) the then-base salary; (b) 2.5 times (2.5x) the amount of the highest paid bonus (excluding transformation bonus, as defined in his employment agreement) prior to the effective date of the change in control of the Company; (c) the Accrued Benefits; (d) continued benefits provided under the employment agreement, at entirely the Company’s cost, for 30 months, provided that if the Company determines that providing the continued health insurance under this benefit shall cause the plan to violate nondiscrimination regulations, then the Company shall pay to Mr. Simon for 30 months (or such lesser period if benefits can be provided under the Company’s plan) following the termination of his employment the monthly COBRA premium for Mr. Simon and his dependents, and in such case, the Company will pay to Mr. Simon, on an after-tax basis, a bonus equal to the grossed-up for amount of all taxes applicable to the payments in lieu of continued health insurance benefits; (e) full vesting and payment of (i) all unvested time-based equity, (ii) all unvested performance-based grant that would vest by the third anniversary of the effective date of the employment agreement upon achieving the greater of the highest 30 day average share price prior to the change of control or the share price in the change on control, and (iii) all unvested synergy equity grant as provided under the employment agreement; (f) car allowance as provided under the employment agreement and the continued payment by the Company of the lease for Mr. Simon’s office and executive assistant located in New York City for a period of 2.5 years from the date of termination following a change in control of the Company. Mr. Simon is also entitled to certain benefits and payments upon his death or disability. In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr. Simon constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Carl Merton
On July 26, 2021, the Company entered into an employment agreement with Mr. Merton, effective as of May 1, 2021, with an annual base salary of $348,008. Mr. Merton’s annual base salary was increased to CAD $567,801 for Fiscal Year 2026. Mr. Merton’s employment with the Company is at-will and will continue until terminated in accordance with the terms of his employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Mr. Merton will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of his annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee.
In addition, Mr. Merton is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of his base salary on the grant date of such awards, at a “target” amount equal to 175% of his base salary, with such performance metrics to be determined by the Board. For Fiscal Year 2026, the Compensation Committee determined Mr. Merton’s annual RSU equity grant to be $700,837 in value as of the grant date (or 120,834 RSUs). Mr. Merton is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
Upon voluntary or involuntary termination of Mr. Merton’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), he will be entitled to payment of any accrued but unpaid base salary, any incurred but unreimbursed business expenses, and any benefits earned, accrued and due under any qualified retirement plan or health and welfare benefit plan (the “Guaranteed Payments”). In addition, all time-based equity awards then-held by the executive will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, he is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good

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reason” (in each case, as defined in his employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Mr. Merton will be entitled to cash severance in the sum of 12-months’ of his then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Mr. Merton will be entitled to cash severance in the sum of 24-months’ of his then-base salary, plus two times (2x) his performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by the executive will be subject to accelerated vesting upon the executive’s death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, Mr. Merton will be entitled to participate in the continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
Mr. Merton is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
Denise Faltischek
On July 26, 2021, the Company entered into an employment agreement with Ms. Faltischek, effective as of May 1, 2021, with an annual base salary of $500,000. Ms. Faltischek’s annual base salary was increased to $642,735 for Fiscal Year 2026. Ms. Faltischek’s employment with the Company is at-will and will continue until terminated in accordance with the terms of her employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Ms. Faltischek will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of her annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee.
In addition, Ms. Faltischek is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of her base salary on the grant date of such awards at a “target” amount equal to 175% of her base salary, with such performance metrics to be determined by the Board. For Fiscal Year 2026, the Compensation Committee determined Ms. Faltischek’s annual RSU equity grant to be $1,086,750 in value as of the grant date (or 187,371 RSUs). Ms. Faltischek is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
Upon voluntary or involuntary termination of Ms. Faltischek’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), Ms. Faltischek will be entitled to payment of any accrued but unpaid Guaranteed Payments. In addition, all time-based equity awards then-held by Ms. Faltischek will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, Ms. Faltischek is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in her employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Ms. Faltischek will be entitled to cash severance in the sum of 12-months’ of such executive’s then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Ms. Faltischek will be entitled to cash severance in the sum of 24-months’ of her then-base salary, plus two times (2x) her performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by Ms. Faltischek will be subject to accelerated vesting upon her death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Ms. Faltischek the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Ms. Faltischek constitutes “parachute payments” under Section 280G of the Internal

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Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Ms. Faltischek is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
Mitchell Gendel
On July 26, 2021, the Company entered into an employment agreement with Mr. Gendel, effective as of July 17, 2021 with an annual base salary of $425,000. Mr. Gendel’s annual base salary was increased to $599,886 for Fiscal Year 2026. Mr. Gendel’s employment with the Company is at-will and will continue until terminated in accordance with the terms of his employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Mr. Gendel will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of his annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee.
In addition, Mr. Gendel is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of his base salary on the grant date of such awards at a “target” amount equal to 175% of his base salary, with such performance metrics to be determined by the Board. For Fiscal Year 2026, the Compensation Committee determined Mr. Gendel’s annual RSU equity grant to be $1,014,300 in value as of the grant date (or 174,880 RSUs). Mr. Gendel is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
Upon voluntary or involuntary termination of Mr. Gendel’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), Mr. Gendel will be entitled to payment of any accrued but unpaid Guaranteed Payments. In addition, all time-based equity awards then-held by Mr. Gendel will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, Mr. Gendel is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in his employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Mr. Gendel will be entitled to cash severance in the sum of 12-months’ of such executive’s then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Mr. Gendel will be entitled to cash severance in the sum of 24-months’ of his then-base salary, plus two times (2x) his performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by Mr. Gendel will be subject to accelerated vesting upon his death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Mr. Gendel the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr. Gendel constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Mr. Gendel is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.

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Roger Savell
On March 31, 2022, the Company entered into an employment agreement with Mr. Savell, with an annual base salary of $500,000. Mr. Savell’s annual base salary was increased to $562,316 for Fiscal Year 2026. Mr. Savell’s employment with the Company is at-will and will continue until terminated in accordance with the terms of his employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Mr. Savell will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of his annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee.
In addition, Mr. Savell is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of his base salary on the grant date of such awards at a “target” amount equal to 175% of his base salary, with such performance metrics to be determined by the Board. For Fiscal Year 2026, the Compensation Committee determined Mr. Savell’s annual RSU equity grant to be $950,775 in value as of the grant date (or 163,957 RSUs). Mr. Savell is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
Upon voluntary or involuntary termination of Mr. Savell’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), he will be entitled to payment of any accrued but unpaid Guaranteed Payments. In addition, all time-based equity awards then-held by Mr. Savell will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, Mr. Savell is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in his employment agreement), subject to Mr. Savell executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Mr. Savell will be entitled to cash severance in the sum of 12-months’ of such executive’s then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Mr. Savell will be entitled to cash severance in the sum of 24-months’ of his then-base salary, plus two times (2x) his performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by Mr. Savell will be subject to accelerated vesting upon his death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Mr. Savell the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr. Savell constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Mr. Savell is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
CEO Pay Ratio
Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO (the “CEO Pay Ratio”).
Set forth below is a description of the methodology, including material assumptions, adjustments and estimates we used to identify the median employee for purposes of calculating the CEO Pay Ratio:
•	We identified our median employee from all employees, including full-time and part-time employees who were on our payroll records as of a determination date of May 31, 2026.

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•	Compensation for international employees was converted to U.S. dollar equivalents based on the applicable exchange rate.
•	In determining compensation for purposes of the median calculation, we used each employee’s annual base pay and cash equivalent of benefits.
•	We annualized the base salary earned during the fiscal year ending May 31, 2026 by all employees.
•	We then calculated the annual total base compensation of the identified median employee in accordance with the requirements of the Summary Compensation Table.
We determined our median employee’s total compensation based upon the foregoing methodology for Fiscal Year 2026, including any perquisites and other benefits, in the same manner that we determine the total compensation of our named executive officers for purposes of the Summary Compensation Table disclosed above.
For the fiscal year ending May 31, 2026, the median employee’s total compensation was $41,935. As disclosed in the Summary Compensation Table, the total compensation of our CEO was $22,157,305, which includes equity awards valued on the date of grant (July 2025) equal to $4,970,000. This equity award amount was based on the grant date value of the Company’s stock equal to $5.80 per share, and is subject to retention and financial-performance based vesting conditions. The amount also includes $13,846,501 in value attributable to the 2024 EBITDA PSU Awards granted to our CEO in Fiscal Year 2024 for which the grant date value was established in Fiscal Year 2026 due to the three-year cumulative performance targets applicable to such awards having been set during Fiscal Year 2026. Inclusive of the equity-incentive awards granted in July 2025 and the value of the 2024 EBITDA PSU Awards, the resulting ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 528 to 1. The foregoing pay ratio represents the Company’s estimate calculated in a manner the Company believe to be consistent with the SEC rules and applicable guidance.
In calculating the pay ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of international operations, business models and scale, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their respective pay ratios. Neither the Compensation Committee nor management of the Company uses the pay ratio measure in making compensation decisions.

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Potential Payments Upon Termination or Change of Control
The following table provides information concerning the estimated payments and benefits to which each current NEO would be entitled under the applicable agreement assuming that the triggering event took place on May 31, 2026. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	Base salary		Bonus	Equity Awards	Benefits	Total
	Severance Period (months)	Amount of base pay	Value	Value Unvested Estimates (Max)(1)	COBRA(2)/ Equivalent	Total
Irwin Simon
Termination Without Cause or for Good Reason(3)	18	$3,086,370	$6,172,740	$5,369,737	$38,721	$14,667,568
Change of Control	30	$5,143,950	$10,287,900	$5,369,737	$38,721	$20,840,308

Carl Merton(4)
Termination Without Cause or for Good Reason	12	$411,656	$411,656	$757,570	$12,061	$1,592,943
Change of Control	24	$823,312	$823,312	$757,570	$12,061	$2,416,255

Denise Faltischek
Termination Without Cause or for Good Reason	12	$642,735	$642,735	$1,176,335	$25,814	$2,487,619
Change of Control	24	$1,285,470	$1,285,470	$1,176,335	$25,814	$3,773,089

Mitchell Gendel
Termination Without Cause or for Good Reason	12	$599,886	$599,886	$1,097,917	$13,751	$2,311,440
Change of Control	24	$1,199,772	$1,199,772	$1,097,917	$13,751	$3,511,212

Roger Savell
Termination Without Cause or for Good Reason	12	$562,316	$562,316	$1,029,334	$17,130	$2,171,096
Change of Control	24	$1,124,632	$1,124,632	$1,029,334	$17,130	$3,295,728

(1)
For all NEOs, the value of equity award acceleration of vesting is based on the closing stock price of $5.51 per share of our common stock as reported on the Nasdaq Global Select Market on May 29, 2026, and based on a 100% target vesting.

(2)	COBRA calculations are based on current employer paid benefits as of May 31, 2026, for medical and dental coverage and based on family status.
(3)	Mr. Simon is also entitled to certain payments upon termination of employment due to death or disability.
(4)	The amounts shown for Mr. Merton are converted into USD with an exchange rate of $0.7250 (USD) to $1.0000 (CAD).

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PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our PEO and to our other non-PEOs and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.
Fair value amounts below are computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. For time-based RSU awards, fair value is calculated using the closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price. For PSU awards, the same valuation methodology as RSU awards is used to calculate fair value except year-end and vesting date values are multiplied by the probability of achievement as of each such date. The estimated probability of achievement was 100% for the Synergy PSUs and HEXO PSUs. Total shareholder return has been calculated in a manner consistent with Item 402(v) of Regulation S-K.

	PEO[1]		Average of Non-PEO NEOs[2]		Value of $100 Initial Investment Based On:
Fiscal Year	SCT Total Compensation[3]	Compensation Actually Paid4 10	SCT Total Compensation[3]	Compensation Actually Paid5 10	Cumulative TSR[6]	Peer Group TSR[7]	Net Income (Loss)[8] ($000)	Adjusted EBITDA[9] ($000)
2026	$22,157,305	$18,592,981	$3,425,384	$3,046,612	$3.24	$15.74	($105,158)	$61,139
2025	$10,295,612	($5,093,898)	$1,989,199	($530,210)	$2.51	$14.18	($2,181,356)	$55,035
2024	$10,142,971	$11,153,152	$2,061,804	$2,224,106	$10.60	$20.59	($222,404)	$60,465
2023	$15,656,584	$6,053,926	$2,371,929	$994,995	$9.84	$19.59	($1,443,000)	$61,479
2022	$19,456,767	$5,599,894	$2,755,870	$957,950	$26.44	$38.94	($434,132)	$48,047

(1)	Mr. Simon served as the Company’s PEO for fiscal years 2022-2026.
(2)	The non-PEO NEOs for the applicable fiscal years were as follows:
2023-2026: Carl Merton (CFO), Denise Faltischek (Chief Strategy Officer and Head of M&A), Mitchell Gendel (Global General Counsel and Corporate Secretary), and Roger Savell (Chief Administrative Officer)
2022: Carl Merton (CFO), Denise Faltischek (Chief Strategy Officer and Head of International), James Meiers (Head of Canada), and Mitchell Gendel (Global General Counsel and Corporate Secretary)
(3)
The values in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) as stated in the Company’s past proxy filings for the corresponding fiscal year. See the footnotes to the applicable SCT for further detail regarding the amounts in this column.

(4)	The following table sets forth the adjustments made during each fiscal year presented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our PEO during 2026:

Adjustments to Determine Compensation “Actually Paid” for PEO	SCT Total Compensation[4]	Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Column in the SCT	Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year End	Increase for Fair Value of Awards Granted during the year that Vest during year	Increase/ deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	Increase/ deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	Deduction of Fair Value of Awards Granted Prior to year that were Forfeited or Modified during year	Dollar Value of Dividends or other Earnings Paid on Stock Awards prior to Vesting Date not otherwise included in Total Compensation	Total Adjustments to SCT Total Compensation
2026	$22,157,305	$18,816,501	$4,721,502	$0	$142,353	$10,388,322	$0	$0	$15,252,177

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(5)
The following table sets forth the adjustments made during each fiscal year presented in the Pay Versus Performance Table to arrive at the average compensation “actually paid” to our Non-PEO NEOs during each of the reportable years:

Adjustments to Determine Compensation “Actually Paid” for PEO	SCT Total Compensation Of Average of Non-PEO NE	Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Column in the SCT	Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year End	Increase for Fair Value of Awards Granted during the year that Vest during year	Increase/ deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	Increase/ deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	Deduction of Fair Value of Awards Granted Prior to year that were Forfeited or Modified during year	Dollar Value of Dividends or other Earnings Paid on Stock Awards prior to Vesting Date not otherwise included in Total Compensation	Total Adjustments to SCT Total Compensation
2026	$3,425,384	$2,698,934	$891,300	$0	$27,228	$1,401,634	$0	$0	$2,320,162

(6)	Total shareholder return is calculated for each fiscal year based on a fixed investment of $100 from May 31, 2021 through the end of each applicable year, assuming reinvestment of dividends.
(7)	Horizons Marijuana Life Sciences Index is the peer group index selected by the Company for this purpose and for purposes of the Stock Performance Graph in our Annual Report.
(8)	The dollar amounts reported represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year or period.
(9)
The Company has identified Adjusted EBITDA as the Company-selected measure for this pay versus performance disclosure, as it represents the most significant financial performance measure used to link compensation actually paid to the PEOs and Non-PEO NEOs to the Company’s performance in Fiscal Year 2026. The Adjusted EBITDA for all years except the year ended May 31, 2024 includes an adjustment for lease expenses. Please see “Reconciliation of Non-GAAP Financial Measures to GAAP Measures” in our Annual Report on Form 10-K for the fiscal year ended May 31, 2026 and our Form 10-K/A for the fiscal year ended May 31, 2022 for a reconciliation of such non-GAAP Measures to the most directly comparable GAAP financial measures.

(10)
With respect to the awards described in the Compensation Discussion & Analysis section under “2024 EBITDA PSU Awards”, the fair value for purposes of ASC 718 was established in Fiscal Year 2026 due to the three-year cumulative performance targets having been set during Fiscal Year 2026. As a result, the fair value of such awards were not previously included in the Pay Versus Performance Table for prior fiscal years. The 2024 EBITDA PSUs became vested as of May 31, 2026 as described in the Compensation Discussion & Analysis section under “2024 EBITDA PSU Awards”. The corresponding fair value for the 2024 EBITDA PSU Awards has been reflected in the amount of total compensation for Fiscal Year 2026 and is included in the Pay Versus Performance Table.

52

Financial Performance Measures
As described in greater detail above in the “Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance philosophy. The metrics that we use for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our named executive officers to increase the value of our enterprise for our stockholders. The most important financial performance measures used by us to link executive compensation actually paid to our named executive officers, for the most recently completed fiscal year, to our performance are as follows:

Adjusted EBITDA
Consolidated Net Revenue

Narrative Disclosure of the Relationship between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, (ii) Peer Group TSR, (iii) our Net Income, and (iv) our Adjusted EBITDA, in each case, for all reportable years.

53

54

EQUITY COMPENSATION PLANS
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of May 31, 2026.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights(1)	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
Amended and Restated Tilray, Inc. 2018 equity Incentive Plan(2)(3)	6,074,211	$145.54	8,264,156
Aphria Equity Incentive Plan	25,625	$91.20	0
Privateer Holdings, Inc. 2011 Equity Incentive Plan	1,300	$47.66	0
Equity compensation plans not approved by security holders
Total	6,101,136	$144.23	8,264,156

(1)	Excludes RSU awards because they have no exercise price.
(2)
Consists of 5,816,709 shares of our common stock subject to RSU awards (including shares subject to 2024 EBITDA PSU Awards that were vested as of May 31, 2026, but which remained outstanding as of May 31, 2026 and subject to be settled following May 31, 2026) and options to purchase 283,127 shares of common stock.

(3)
Our Amended and Restated 2018 Equity Incentive Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each Fiscal Year 2026, equal to the least of: (a) 4% of the outstanding shares of capital stock as of the last day of the immediately preceding Fiscal Year 2026; and (b) such lesser amount as the Board may determine.

55

AUDIT COMMITTEE REPORT
Our Audit Committee consists of Messrs. Cohen, Herhalt, Hopkinson and Looney, with Mr. Herhalt serving as the Chair. Our Board has determined each member of our Audit Committee to be independent under the listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/. The Board and the Audit Committee review and assess the adequacy of the charter of the Audit Committee on an annual basis.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered accounting firm.
It is not the duty of the Audit Committee to plan or conduct audits or to prepare our consolidated financial statements. Management is responsible for preparing our consolidated financial statements and has the primary responsibility for assuring their accuracy and completeness, and the independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing their opinion as to the fair presentation of our financial condition, results of operations, and cash flows, in accordance with GAAP. However, the Audit Committee does consult with management and our independent registered public accounting firm prior to the presentation of consolidated financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the Audit Committee is responsible for the oversight of the independent registered public accounting firm; considering and approving the appointment of and approving all engagements of, and fee arrangements with, our independent registered public accounting firm; and the evaluation of the independence of our independent registered public accounting firm.
In the absence of their possession of information that would give them a reason to believe that such reliance is unwarranted, the members of the Audit Committee rely without independent verification on the information provided to them, and on the representations made, by our management and our independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of our consolidated financial statements are conducted in accordance with auditing standards generally accepted in the United States, or that our consolidated financial statements are presented in accordance with GAAP.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2026 with management of the Company. The Audit Committee has reviewed and discussed the quality, not just the acceptability, of our accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements with our management and our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with our independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE AUDIT COMMITTEE

John M. Herhalt, Chair
Steven Cohen,
David Hopkinson and
Tom Looney

56

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting virtually. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Required Vote
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE NEXT FISCAL YEAR.
Principal Accountant Fees
The following table presents the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal year ended May 31, 2026.

Type of Fees(1)	2025	2026
Audit Fees(2)	$1,470,960	$1,446,860
Audit Related Fees(3)	142,758	143,610
Tax Fees	—	—
All other Fees	216,000	279,590
Total	$1,829,718	$1,870,060

(1)	The amounts shown are in USD.
(2)
Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements (including an assessment of our internal control over financial reporting) included in Item 8 of our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.

(3)
Audit-related fees are fees for services related to accounting consultation, compliance with regulatory requirements, and additional audit and audit-related fees for statutory audits and statutory reviews of non-consolidated controlled related entities.

Audit Committee’s Pre-Approval Policy
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee of the Board has determined that the rendering of services other than audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant’s independence.

57

PROPOSAL 3

GOVERNANCE PROPOSAL
After continued evaluation of our corporate governance practices and careful consideration of views held by the investment community, the Board and the Nominating and Corporate Governance Committee determined that it would be advisable and in the best interests of the Company and our stockholders to undertake the amendments described in this proposal. There are two sub-proposals comprising the Governance Proposal amendment to the Charter as described below.
The description of the Governance Proposal amendment to the Charter is qualified in its entirety by reference to the text of the proposed revisions, which are set forth Appendix A. Additions are indicated by underlining, and deletions are indicated by strike-throughs.
The Governance Proposal amendment to the Charter would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which we would file promptly following the Annual Meeting if our stockholders approve the Governance Proposal.
Our stockholders were previously asked to approve the amendments described in this proposal at the Company’s 2023, 2024 and 2025 annual meetings of stockholders. The proposed amendments did not receive a vote of the requisite 66 2/3% of the voting power of shares outstanding and entitled to vote generally in the election of directors of the Company. In the furtherance of good governance, we are once again seeking the approval of our stockholders of the Governance Proposal amendment to the Charter.
Declassification of Board
Currently, the Charter provides that the Board is divided into three classes, with each class serving a staggered three-year term, and only one class being eligible for re-election each annual meeting. Specifically:
•	The director designated as Class I directors have terms expiring at the 2028 annual meeting of stockholders;
•	The directors designated as Class II directors have terms expiring at the 2026 annual meeting of stockholders; and
•	The directors designated as Class III directors have terms expiring at the 2027 annual meeting of stockholders.
Our current Board members and their respective designations are as follows:

Name	Current Position	Class	Term Expires
Steven Cohen	Audit Committee and Nominating and Corporate Governance Committee Member; Independent Director	Class III	2027 annual meeting of stockholders
David Clanachan	Nominating and Corporate Governance Committee Member; Independent Director	Class II	2026 annual meeting of stockholders
John M. Herhalt	Chair of the Audit Committee; Independent Director	Class I	2028 annual meeting of stockholders
David Hopkinson	Audit Committee & Compensation Committee Member; Independent Director	Class III	2027 annual meeting of stockholders
Thomas Looney	Chair of the Compensation Committee and Audit Committee Member; Independent Director	Class III	2027 annual meeting of stockholders
Renah Persofsky	Vice-Chair (Lead Director), Chair of the Nominating and Governance Committee and Compensation Committee Member; Independent Director	Class II	2026 annual meeting of stockholders
Irwin D. Simon	Chairman of the Board of Directors; President and Chief Executive Officer	Class II	2026 annual meeting of stockholders

58

Purpose of the Proposal
Our Board considered the classified board structure compared to an annual voting standard for the election of directors, analyzed current corporate governance trends, and evaluated the appropriateness of a classified Board in light of our overall corporate governance structure and ongoing stockholder engagement efforts. In connection with this review our Board considered the advantages of maintaining the classified board structure as well as the advantages of declassifying the Board. The advantages of the classified board structure include that a classified board structure may promote board continuity, encourage a long-term perspective by management and the Board, and provide protection against certain abusive takeover tactics. While our Board believes that these are important considerations, our Board also understands that many investors believe that annually elected boards increase accountability of directors to a company’s stockholders and encourage directors to focus on stockholder interests. Furthermore, the Board recognizes that stockholders of public companies are generally supportive of shifting from classified boards to the annual election of directors. In addition, our Board believes this amendment better aligns our governance with what is considered to be a best practice in corporate governance by the investor community.
Upon the recommendation of the Nominating and Corporate Governance Committee of our Board, the Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to eliminate the classified structure of the Board and to provide for the annual election of all directors (collectively, the “Declassification”).
In addition, in order to conform with Delaware law regarding companies without classified boards, the Charter will be amended to provide that, effective after the Declassification, any director or the entire Board may be removed from office at any time, with or without cause, by the affirmative vote of holders of shares representing at least a majority of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors. The Charter currently provides that removal of any director or the entire Board for cause requires the affirmative vote of shares representing at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors of the Company.
Impact of the Proposal - Annual Elections of Directors
As discussed above, our Charter currently provides for a “classified” board structure, which means that our Board is divided into three classes, with each class elected every three years. Under this classified board structure, directors are elected to terms that expire on the annual meeting date three years following the annual meeting at which they were elected, and the terms are “staggered” so that the terms of approximately one-third of the directors expire each year.
The Governance Proposal would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which we would file promptly following the Annual Meeting if our stockholders approve the Governance Proposal. As a result, if this proposal is approved, each of the seven members of the current Board will stand for re-election at the 2027 annual meeting of our stockholders and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, or removal from office.
Required Vote
Approval of the Governance Proposal requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of our common stock entitled to vote generally at an election of directors at the Annual Meeting by the holders entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and “broker non-votes” are not counted as votes cast, but Abstentions and “broker non-votes” will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions and “broker non-votes” will have the same effect as a vote “against” the proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE GOVERNANCE PROPOSAL.

59

STOCKHOLDER PROPOSALS AND COMPANY INFORMATION
Stockholder Proposals and Director Nominations
In accordance with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Bylaws, stockholder proposals and director nominations for the Annual Meeting of Stockholders for the fiscal year ended May 31, 2027 must be received by our Corporate Secretary at our principal executive office on or before May 31, 2027.
In order for proposals submitted outside of Rule 14a-8 to be considered at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2027, stockholder proposals, including stockholder nominations for Director, must comply with the provisions in the Bylaws. The Bylaws provide that stockholders are required to give advance notice to the Company of any business to be brought by a stockholder before an annual stockholders’ meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely written notice thereof to the Secretary of the Company at the principal executive offices of the Company, 265 Talbot Street West, Leamington, Ontario N8H 4H3, Canada.
In order to be timely, a stockholder’s notice must be delivered not later than the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, any stockholder proposals, including nominations for Directors, submitted outside of Rule 14a-8 to be voted on at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2027 must be received by the Company not earlier than May 31, 2027 and not later than June 30, 2027. However, in the event that the date of the Annual Meeting of Stockholders for the fiscal year ended May 31, 2027 is advanced by more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary date of the Annual Meeting, for notice by the stockholder to be timely it must be delivered as stated in the Bylaws. Such proposals and nominations must be made in accordance with, and include the information required to be set forth by, the Bylaws and Rule 14a-19 under the Exchange Act. In order to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (as well as the information required by our Bylaws) no later than May 31, 2027. An untimely or incomplete proposal or nomination may be excluded from consideration at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2027.
You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
Annual Report to Stockholders and Form 10-K
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended May 31, 2026 is available without charge upon written request to: 265 Talbot Street West, Leamington, Ontario N8H 4H3, Canada.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Tilray stockholders will be “householding” the Company’s proxy materials. A single set of Proxy Materials Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Materials, please notify your broker or Tilray. Direct your written request to Tilray Brands, Inc., Corporate Secretary, 265 Talbot Street West, Leamington, Ontario N8H 4H3, Canada or at (844) 845-7291. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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OTHER INFORMATION
Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy vote instruction form, will vote as they deem in the best interests of the Company.
Solicitation of Proxies at the Annual Meeting
We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our Common Stock.
Websites
Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

61

Appendix A
SIXTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TILRAY BRANDS, INC.
[   ]
The undersigned, for the purposes of amending and restating the certificate of incorporation of Tilray Brands, Inc. (the “Corporation”), does hereby certify that:
ONE: The present name of the Corporation is Tilray Brands, Inc. The Corporation was originally incorporated under the name “Tilray, Inc.,” by the filing of the original certificate of incorporation of the Corporation (the “Original Certificate”) with the Secretary of State of the State of Delaware on January 24, 2018, thereby causing the Corporation to become organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
TWO: The amended and restated certificate of incorporation of the Corporation (the “First Amended and Restated Certificate”), which amended and restated in its entirety the Original Certificate, was filed with the Secretary of State of the State of Delaware on July 23, 2018.
THREE: The amended and restated certificate of incorporation of the Corporation (the “Second Amended and Restated Certificate”), which amended and restated in its entirety the First Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on December 12, 2019.
FOUR: The certificate of retirement of Class 1 common stock of the Corporation (the “Certificate of Retirement”), which amended certain provisions of the Second Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on October 1, 2020.
FIVE: The certificate of amendment (the “First Certificate of Amendment”), which amended certain provisions of the Second Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on September 10, 2021.
SIX: The second certificate of amendment (the “Second Certificate of Amendment”), which amended certain provisions of the Second Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on January 10, 2022, and a Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”), which designated 120,000 shares of Preferred Stock as “Series A Preferred Stock” that have already automatically converted into shares of Common Stock in accordance with the terms of the Certificate of Designation, was filed with the Secretary of State of the State of Delaware on February 21, 2023.
SEVEN: The third amended and restated certificate of incorporation (the “Third Amended and Restated Certificate”), which amended and restated in its entirety the Second Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on March 20, 2023.
EIGHT: The fourth amended and restated certificate of incorporation (the “Fourth Amended and Restated Certificate”), which amended and restated in its entirety the Third Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on November 30, 2023.
NINE: The fifth amended and restated certificate of incorporation (the “Existing Certificate”), which amended and restated in its entirety the Fourth Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on December 19, 2024.
TEN: This sixth amended and restated certificate of incorporation (this “Amended and Restated Certificate of Incorporation” or “Restated Certificate”), which amends and restates the Existing Certificate in its entirety, was duly adopted in accordance with Sections 242 and 245 of the DGCL, and by the Corporation’s stockholders in accordance with Section 212 of the DGCL.
ELEVEN: This Amended and Restated Certificate of Incorporation shall become effective upon filing with the Secretary of State of the State of Delaware (the “Effective Time”).

A-1

TWELVE: The Existing Certificate is hereby amended and restated to read as follows:
I.
The name of this corporation shall be Tilray Brands, Inc. (the “Company”).
II.
The address of the registered office of the Company in the State of Delaware is to be 251 Little Falls Drive, Wilmington, DE 19808, County of New Castle and the name of the registered agent of the Company in the State of Delaware at such address is Corporation Service Company.
III.
The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.
IV.
A.
The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Company is authorized to issue is One Billion Four Hundred Twenty-Six Million (1,426,000,000) shares of which One Billion Four Hundred Sixteen Million (1,416,000,000) shares shall be Common Stock (“Common Stock”), and Ten Million (10,000,000) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of $0.0001 per share, and the Common Stock shall have a par value of $0.0001 per share.

The Company previously reclassified each share of Class 2 common stock, par value $0.0001 per share, of the Company as one fully paid and nonassessable share of Common Stock.
B.
The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock, or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Company entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, or Common Stock unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock (a “Certificate of Designation”).

C.
The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series. The board of directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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D.	Except as provided above, the rights, preferences, privileges, restrictions and other matters relating to the Common Stock are as follows:
1.	Definitions. For purposes of this Article IV(D), the following definitions shall apply:
(a.)
“Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Company’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Company), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Company and any direct or indirect subsidiary or subsidiaries of the Company shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Company with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company and more than fifty percent (50%) of the total number of outstanding shares of the Company’s capital stock, in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Company immediately prior to the merger, consolidation, business combination, or other similar transaction own voting securities of the Company, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Company immediately prior to the transaction; and (iii) the recapitalization, liquidation, dissolution, or other similar transaction involving the Company, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company and more than fifty percent of the total number of outstanding shares of the Company’s capital stock, in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Company immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Company, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Company immediately prior to the transaction.

(b)
“Distribution” means (i) any dividend or distribution of cash, property or shares of the Company’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary.

(c)
“IPO” means the Company’s first firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company.

2.	Rights relating to Distributions, Subdivisions, Combinations and Change of Control.
(a)
Any Distributions paid or payable to the holders of shares of Common Stock shall be paid pro rata in accordance with the number of shares of Common Stock held by each such holder as of the record date of such Distribution; provided, however, that in the event a Distribution is paid

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in the form of Common Stock (or any option, warrant, conversion right or contractual right of any kind to acquire shares of Common Stock), then the holders of Common Stock shall receive Common Stock (or any option, warrant, conversion right or contractual right of any kind to acquire shares of Common Stock).
(b)
In connection with any Change in Control Transaction, shares of Common Stock shall be treated equally, identically and ratably, on a per-share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Company.

3.	Voting Rights.
(a)	Common Stock. Each holder of shares of Common Stock shall be entitled to one (1) vote for each share thereof held.
(b)	General. Except as otherwise expressly provided herein or as required by law, the holders of Preferred Stock and Common Stock shall vote together and not as separate series or classes.
V.
A.	The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent under applicable law.
B.
To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL and, if applicable, Section 317 of the California General Corporation Law. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article V to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

C.
Any repeal or modification of this Article V shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article V in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability or indemnification.

D.
Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the certificate of incorporation or the Bylaws of the Company; or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Section D of Article V.

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VI.
For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:
A.	Board of Directors.
1.
Generally. The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

2.	Election.
(a)
From and after the effective time of this Amended and Restated Certificate of Incorporation, the directors shall no longer be divided into three classes and, commencing with the 2027 annual meeting of stockholders, the directors shall be elected to one-year terms. With respect to any director who was previously elected to a term of more than one year and who continues to serve after the effective time of this Amended and Restated Certificate of Incorporation, such director shall serve until the next annual meeting of stockholders and until his or her successor shall be elected and qualified, or his or her earlier death, resignation, or removal from office (provided that nothing herein shall in any way prevent or restrict such director from being re-elected at the next or subsequent annual meetings).

(b)
No stockholder entitled to vote at an election for directors may cumulate votes to which such stockholder is entitled unless required by applicable law at the time of such election. During such time or times that applicable law requires cumulative voting, every stockholder entitled to vote at an election for directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder’s shares are otherwise entitled, or distribute the stockholder’s votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder’s votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder’s intention to cumulate such stockholder’s votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

(c)
Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.
Removal of Directors. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any individual director or directors may be removed with or without cause, by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.

4.
Vacancies. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the

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preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified or until his earlier death, resignation or removal.
B.
Stockholder Actions. No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company and subject to applicable law.

C.
Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

VII.
A.
The Company renounces any interest or expectancy of the Company or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any Dual Opportunity about which a Dual Role Person acquires knowledge. A Dual Role Person shall have no duty to communicate or offer to the Company or any of its Affiliated Companies any Dual Opportunity that such Dual Role Person has communicated or offered to the Investment Fund, shall not be prohibited from communicating or offering any Dual Opportunity to the Investment Fund, and shall not be liable to the Company or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Company, as the case may be, resulting from (i) the failure to communicate or offer to the Company or any of its Affiliated Companies any Dual Opportunity that such Dual Role Person has communicated or offered to the Investment Fund or (ii) the communication or offer to the Investment Fund of any Dual Opportunity, so long as (x) the Dual Opportunity does not become known to the Dual Role Person expressly and solely in his or her capacity as a director or officer of the Company, and (y) the Dual Opportunity is not presented by the Dual Role Person to any party other than the Investment Fund and the Dual Role Person does not pursue the Dual Opportunity individually.

B.
In addition to and notwithstanding the foregoing provisions of this Article VII, the Company renounces any interest or expectancy of the Company or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any business opportunity that the Company is not financially able or contractually permitted or legally able to undertake. Moreover, nothing in this Article VII shall amend or modify in any respect any written contractual agreement now existing or entered into after the date hereof between the Investment Fund, on the one hand, and the Company or any of its Affiliated Companies, on the other hand.

C.	For purposes of this Article VII:
“Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of the foregoing definition, the term “controls,” “is controlled by,” or “is under common control with” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of clarification, the Company and any Investment Fund are deemed not to be Affiliates.
“Affiliated Company” means (i) with respect to the Company, any Person controlled by the Company and (ii) with respect to an Investment Fund, any Person controlled by such Investment Fund. For purposes of the

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foregoing definition, the term “controlled by” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of clarification, the Company and any Investment Fund are deemed not to be Affiliated Companies.
“Dual Opportunity” means any potential transaction or matter which may be a corporate opportunity for both the Investment Fund or its Affiliated Companies, on the one hand, and the Company or any of its Affiliated Companies, on the other hand.
“Dual Role Person” means any individual who is an officer or director of the Company and an officer, director, or general partner of the Investment Fund.
“Investment Fund” means one or more Persons (other than the Company and any Affiliated Company of the Company) which a Dual Role Person has established or may in the future establish (together with other Dual Role Persons or other Persons) for purpose of pursuing investment opportunities in areas broadly similar to the areas of the Company’s current and anticipated business focus.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
D.
The provisions of this Article VII shall have no further force or effect with respect to the Investment Fund at such time as (i) the Company and the Investment Fund are no longer Affiliates and (ii) none of the directors and/or officers and/or general partners of the Investment Fund serve as directors and/or officers of the Company and its Affiliated Companies; provided, however, that any such termination shall not terminate the effect of the provisions of this Article VII with respect to any agreement, arrangement or other understanding between the Company or an Affiliated Company thereof, on the one hand, and the Investment Fund, on the other hand, that was entered into before such time or any transaction entered into in the performance of such agreement, arrangement or other understanding, whether entered into before or after such time.

E.
Any person or entity purchasing or otherwise acquiring or obtaining any interest in any capital stock of the Company shall be deemed to have notice and to have consented to the provisions of this Article VII.

F.
The invalidity or unenforceability of any particular provision, or part of any provision, of this Article VII shall not affect the other provisions or parts hereof, and this Article VII shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

VIII.
A.
The Company reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, except as provided in Section B of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B.
Notwithstanding any other provisions of this Restated Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Company required by law or by this Restated Certificate or any Certificate of Designation, the affirmative vote of either (a) the holders of a majority of the voting power of all then-outstanding shares of capital stock entitled to vote generally at an election of directors, voting together as a single class or (b) the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VIII.

* * * *
ELEVEN: This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of this Corporation.

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TWELVE: This Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of this Corporation in accordance with Section 228 of the DGCL. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of this Corporation.
Tilray Brands, Inc. has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by the undersigned officer, thereunto duly authorized, as of the date first set forth above.

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TILRAY BRANDS, INC.
265 TALBOT STREET WEST
LEAMINGTON, ONTARIO N8H 5L4 CANADA

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or adjourned meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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T03669-P56159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TILRAY BRANDS, INC.

The Board of Directors recommends you vote "FOR" all proposals:

1. Election of Directors

Nominees for a three-year term expiring 2029:	**For**	**Withhold**
1a. David Clanachan	☐	☐
1b. Renah Persofsky	☐	☐
1c. Irwin Simon	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report Wrap are available at www.proxyvote.com.

T03670-P56159

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
OF TILRAY BRANDS, INC.
ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY, NOVEMBER 18, 2026 AT 11:00 A.M. EASTERN TIME

The stockholder(s) hereby appoint(s) Irwin Simon and Mitchell Gendel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Tilray Brands, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 11:00 a.m., Eastern Time on Wednesday, November 18, 2026, at the following link, www.virtualshareholdermeeting.com/TLRY2026, and any further adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" all Proposals in accordance with the Tilray Board of Directors' recommendations.

Continued and to be signed on reverse side.